                                                                Agency Agreement

                                         PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                                                       (Trustee)

                                                      CRUSADE MANAGEMENT LIMITED
                                                                       (Manager)

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS
                                    (Principal Paying Agent and US Paying Agent)

                                                 DEUTSCHE BANK AG, LONDON BRANCH
                                                             (Euro Paying Agent)

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS
                                                                  (Note Trustee)

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS
                                                             (Calculation Agent)

                                            DEUTSCHE BANK TRUST COMPANY AMERICAS
                                                      (Class A-1 Note Registrar)

                                                   DEUTSCHE BANK LUXEMBOURG S.A.
                                                      (Class A-2 Note Registrar)

                                              Crusade Global Trust No. 1 of 2007

                                                          Allens Arthur Robinson
                                                             Deutsche Bank Place
                                               Corner Hunter and Phillip Streets
                                                               Sydney  NSW  2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2007

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TABLE OF CONTENTS

1.    DEFINITIONS AND INTERPRETATION                                           3
      1.1     Definitions                                                      3
      1.2     Definitions in Master Trust Deed, Supplementary
              Terms Notice, Note Trust Deed and Conditions                     3
      1.3     Interpretation                                                   4
      1.4     Document or agreement                                            4
      1.5     Transaction Document                                             4
      1.6     Trustee as trustee                                               4
      1.7     Note Trustee as note trustee                                     4

2.    APPOINTMENT OF PAYING AGENTS                                             5

3.    PAYMENT                                                                  5
      3.1     Payment by Trustee                                               5
      3.2     Confirmation                                                     6
      3.3     Payments by Paying Agents                                        6
      3.4     Method of Payment - Book-Entry Notes                             6
      3.5     Method of payment - Definitive Notes                             6
      3.6     Late payment                                                     6
      3.7     Notice of non-receipt                                            7
      3.8     Reimbursement                                                    7
      3.9     Method of payment                                                7
      3.10    No fee                                                           8
      3.11    Trust                                                            8
      3.12    Forms and information                                            8

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4.    REPAYMENT                                                                8

5.    APPOINTMENT OF THE CALCULATION AGENT                                     9

6.    DUTIES OF THE CALCULATION AGENT                                          9

7.    NOTE TRUSTEE                                                            10

8.    EARLY REDEMPTION OF OFFSHORE NOTES                                      11

9.    PRO RATA REDEMPTION AND CANCELLATION OF NOTES                           11

10.   CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE
      NOTES IN DEFINITIVE FORM HAVE BEEN ISSUED                               13

11.   ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE
      NOTES HAVE BEEN ISSUED                                                  13

12.   NOTICES TO NOTEHOLDERS                                                  14

13.   DOCUMENTS AND FORMS                                                     15

14.   AUTHENTICATION                                                          15

15.   INDEMNITY                                                               15

16.   THE NOTE REGISTER                                                       17
      16.1    Appointment of Note Registrars                                  17
      16.2    Details to be kept on the Note Register                         17
      16.3    Payments of Principal and Interest                              18
      16.4    Place of keeping Note Registers, copies and access              18
      16.5    Details on Note Register conclusive                             19
      16.6    Alteration of details on Note Register                          19
      16.7    Rectification of Note Register                                  19
      16.8    Correctness of Note Register                                    19

17.   CHANGES OF NOTE REGISTRAR                                               20
      17.1    Removal                                                         20
      17.2    Resignation                                                     20
      17.3    Limitation                                                      20

18.   GENERAL                                                                 20
      18.1    Communications to Offshore Noteholders                          20
      18.2    Agency                                                          21
      18.3    Identity                                                        21
      18.4    No set-off                                                      21
      18.5    Reliance                                                        21
      18.6    Entitled to deal                                                22
      18.7    Consultation                                                    22
      18.8    Duties                                                          22
      18.9    Income Tax Returns                                              22
      18.10   Taxes                                                           22
      18.11   Written instructions                                            22
      18.12   No representations                                              23
      18.13   European Union Tax Directive                                    23

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      18.14   Know your customer                                              23

19.   CHANGES IN PAYING AGENTS AND CALCULATION AGENT                          23
      19.1    Removal                                                         23
      19.2    Resignation                                                     24
      19.3    Limitation                                                      24
      19.4    Delivery of amounts                                             25
      19.5    Successor to Paying Agents                                      25
      19.6    Successor to Calculation Agent                                  26
      19.7    Successor to Note Registrar                                     26
      19.8    Notice to Offshore Noteholders                                  27
      19.9    Change in Paying Office or Specified Office                     27

20.   FEES AND EXPENSES                                                       28

21.   WAIVERS, REMEDIES CUMULATIVE                                            29

22.   SEVERABILITY OF PROVISIONS                                              29

23.   ASSIGNMENTS                                                             29

24.   NOTICES                                                                 30
      24.1    General                                                         30
      24.2    Details                                                         30
      24.3    Communication through Principal Paying Agent                    32

25.   LIMITED RECOURSE                                                        32
      25.1    General                                                         32
      25.2    Liability of Trustee limited to its right to indemnity          32
      25.3    Unrestricted remedies                                           33
      25.4    Restricted remedies                                             34

26.   COUNTERPARTS                                                            34

27.   GOVERNING LAW                                                           34

28.   SUCCESSOR TRUSTEE                                                       34

29.   COMPLIANCE WITH REGULATION AB: OTHER "SERVICING
      FUNCTION PARTICIPANTS"                                                  34
      29.1    Intent of the Parties, Reasonableness                           34
      29.2    Additional Representations and Warranties
              of Each Servicing Function Participant                          35
      29.3    Information to be provided by Each Servicing
              Function Participant                                            36
      29.4    Report on Assessment of Compliance and Attestation              38
      29.5    Use of Subservicers and Subcontractors                          38
      29.6    Indemnification; Remedies                                       39

30.   ANTI-MONEY LAUNDERING                                                   42

SCHEDULE 1                                                                    46
      Servicing Criteria To Be Addressed In Assessment Of Compliance          46

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DATE 13 March 2007

PARTIES

     1.   PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841)
          incorporated in Australia and registered in Victoria of Level 12 Angel
          Place, 123 Pitt Street, Sydney, New South Wales 2000 in its capacity as trustee of the Crusade Global Trust No. 1 of 2007 (the TRUSTEE);

     2.   CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) incorporated in
          Australia and registered in New South Wales of 4-16 Montgomery Street,
          Kogarah, New South Wales 2217, as Manager in relation to the Crusade
          Global Trust No. 1 of 2007 (the MANAGER);

     3.   DEUTSCHE BANK TRUST COMPANY AMERICAS acting through its office at 1761
          E. St. Andrew Place, Santa Ana, California, 92705 USA as principal paying agent (the PRINCIPAL PAYING AGENT, which expression shall, wherever the context requires, include any successor principal paying agent from time to time under this agreement); acting through that office as US paying agent, (the US PAYING AGENT, and, except where the context otherwise requires, the Principal Paying Agent, the US Paying
          Agent, the Euro Paying Agent (as defined below) and any additional paying agent or paying agents appointed under this agreement are
          PAYING AGENTS and each of them is a PAYING AGENT); acting through its office at 648 Grassmere Park Road, Nashville, Tennessee, 37211-3658
          USA as note registrar in relation to the Class A-1 Notes described below (the CLASS A-1 NOTE REGISTRAR, which expression shall, whenever the context requires, include any successor note registrar from time to time under this agreement); and acting through its office at 1761
          E. St. Andrew Place, Santa Ana, California, 92705 USA as trustee for the Offshore Noteholders (the NOTE TRUSTEE, which expression shall, wherever the context requires, include any other trustee or trustees from time to time under the Note Trust Deed);

     4.   DEUTSCHE BANK AG, LONDON BRANCH of Winchester House, 1 Great
          Winchester Street, London EC2N 2DB, England, United Kingdom (the EURO
          PAYING AGENT) which expression shall, wherever the context requires, include any successor Euro paying agent from time to time under this agreement, and acting through that office as Euro paying agent;

     5.   DEUTSCHE BANK LUXEMBOURG S.A. of 2 Boulevard Konrad Adenauer,
          Luxembourg L-1115 (the CLASS A-2 NOTE REGISTRAR, which expression shall, whenever the context requires, include any successor note registrar from time to time under this agreement); and

     6.   DEUTSCHE BANK TRUST COMPANY AMERICAS of 1761 E. St. Andrew Place,
          Santa Ana, California, 92705 as calculation agent in relation to the
          Offshore Notes described below (the CALCULATION AGENT, which expression shall, wherever the context requires, include any successor calculation agent from time to time).

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RECITALS

     A    The Trustee proposes to issue US$1,450,000,000 of Class A-1 mortgage backed pass through floating rate Notes (the CLASS A-1 NOTES),
          (euro)600,000,000 of Class A-2 mortgage backed pass through floating rates Notes (the CLASS A-2 NOTES), and A$794,100,000 of mortgage backed pass through floating rate Notes comprising A$700,000,000 Class
          A-3 Notes, A$64,600,000 Class B Notes and A$29,500,000 Class C Notes
          (together the A$ NOTES) each with a Final Maturity Date falling in
          April 2038.

     B    The Offshore Notes will be represented initially by one or more Class
          A-1 Book-Entry Notes and one or more Class A-2 Book-Entry Notes (the
          BOOK-ENTRY NOTES).

     C    The Offshore Notes, upon original issue, will be issued in the form of typewritten Book-Entry Notes representing the Book-Entry Notes. The
          Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf of the Book-Entry Notes to the relevant Common
          Depository, as agent for the relevant Clearing Agency. The Book-Entry
          Notes shall initially be registered on the relevant Note Register in the name of the relevant Common Depository, as nominee of the relevant
          Clearing Agency, and no Class A Note Owner will receive a Definitive
          Class A Note representing such Class A Note Owner's interest in such
          Offshore Note, except as provided in the Note Trust Deed.

     D    The Offshore Notes will be constituted by the Note Trust Deed, the
          Supplementary Terms Notice and the Master Trust Deed.

     E    The Offshore Notes will be secured on the terms of the Security Trust
          Deed.

     F    The Trustee wishes to appoint the Principal Paying Agent as principal paying agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

     G    The Trustee wishes to appoint the US Paying Agent as paying agent in respect of the Class A-1 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

     H    The Trustee wishes to appoint the Euro Paying Agent as paying agent in respect of the Class A-2 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

     I    The Trustee wishes to appoint the Calculation Agent as its reference agent in respect of the Offshore Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

     J    The Trustee wishes to appoint the Class A-1 Note Registrar in respect of the Class A-1 Notes only and the Class A-2 Note Registrar in respect of the Class A-2 Notes only and has entered into this agreement to provide for the terms and conditions of that appointment.

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IT IS AGREED as follows.

1.   DEFINITIONS AND INTERPRETATION

1.1  DEFINITIONS

     The following definitions apply unless the context requires otherwise.

     EU TAX DIRECTIVE means the European Union Council Directive 2003/48/EC on the taxation of savings income which was adopted on 3 June 2003, or any law or regulation implementing or complying with, or introduced to conform with such directive.

     MASTER TRUST DEED means the Master Trust Deed for the Crusade Trusts dated
     14 March 1998 between the Trustee as trustee, St.George Bank Limited and the Manager.

     NOTE PARTY has the meaning given to that term in clause 18.2.

     NOTICE OF CREATION OF TRUST means the Notice of Creation of Trust dated 5
     March 2007 issued under the Master Trust Deed in relation to the Trust.

     OFFSHORE NOTES means each of the Class A-1 Notes and the Class A-2 Notes.

     PAYING OFFICE means, in relation to a Paying Agent and any Offshore Notes, the office of the Paying Agent specified in the relevant Offshore Notes or otherwise under this agreement or the Note Trust Deed as the office at which payments in respect of the Offshore Notes will be made as changed from time to time in accordance with this agreement.

     SPECIFIED OFFICE means, in relation to the Calculation Agent, the office of the Calculation Agent specified under this agreement as the office at which the Calculation Agent will carry out its duties under this agreement, and initially means its office at 1761 E. St. Andrew Place, Santa Ana,
     California, 92705.

     SUPPLEMENTARY TERMS NOTICE means the Supplementary Terms Notice dated on or about the date of this agreement relating to the Trust.

     TRUST means the trust known as the Crusade Global Trust No. 1 of 2007 established under the Notice of Creation of Trust, the Master Trust Deed and the Supplementary Terms Notice.

1.2  DEFINITIONS IN MASTER TRUST DEED, SUPPLEMENTARY TERMS NOTICE, NOTE TRUST
     DEED AND CONDITIONS

     (a)  Words and expressions which are defined in the Master Trust Deed (as amended by the Supplementary Terms Notice), the Supplementary Terms
          Notice, the Note Trust Deed and the relevant Conditions (including by reference to another agreement) have the same meanings when used in this agreement unless the context otherwise requires or unless otherwise defined in this agreement.

     (b)  If a definition in any of the documents in paragraph (a) above is inconsistent, the definitions will prevail in the following order:

          (i)   definition in this agreement;

          (ii)  definition in the Supplementary Terms Notice;

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          (iii) definition in the Master Trust Deed;

          (iv)  definition in the Note Trust Deed;

          (v)   definition in the relevant Conditions.

1.3  INTERPRETATION

     Clause 1.2 of the Master Trust Deed applies to this agreement as if set out in full and:

     (a)  a reference to an ASSET includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

     (b)  a reference to an amount for which a person is CONTINGENTLY LIABLE includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

     (c)  all references to costs or charges or expenses include GST, any value added tax or similar tax charged or chargeable in respect of the charge or expense.

1.4  DOCUMENT OR AGREEMENT

     A reference to:

     (a)  an AGREEMENT includes a Security Interest, guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

     (b)  a DOCUMENT includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

     A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this agreement.

1.5  TRANSACTION DOCUMENT

     This agreement is a TRANSACTION DOCUMENT for the purposes of the Master
     Trust Deed.

1.6  TRUSTEE AS TRUSTEE

     (a)  In this agreement, except where provided to the contrary:

          (i)  a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity;
               and

          (ii) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in sub-paragraph (i) above.

     (b)  The rights and obligations of the parties under this agreement relate only to the Trust, and do not relate to any other Trust (as defined in the Master Trust Deed).

1.7  NOTE TRUSTEE AS NOTE TRUSTEE

     The Note Trustee enters into this agreement for itself and for and as trustee for and on behalf of the Offshore Noteholders from time to time under and subject to the terms of the Note Trust Deed.

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2.   APPOINTMENT OF PAYING AGENTS

     (a)  Subject to the terms of this agreement, the Trustee (acting on the direction of the Manager) appoints the Principal Paying Agent as its principal paying agent, the US Paying Agent as its paying agent in the
          United States of America, the Euro Paying Agent as its paying agent in
          Europe and each other Paying Agent as its paying agent, for making payments in respect of the Offshore Notes in accordance with the
          Transaction Documents and the relevant Conditions at their respective
          Paying Offices. Each Paying Agent accepts its appointment under this agreement.

     (b)  Except in clause 19 and as the context otherwise requires, references to the Principal Paying Agent are to it acting solely through its
          Paying Office.

     (c)  If at any time there is more than one Paying Agent, the obligations of the Paying Agents under this agreement shall be several and not joint.

     It is acknowledged and agreed that:

          (i)  subject to clause 7, each Paying Agent is the agent of the
               Trustee in its capacity as trustee of the Trust only; and

          (ii) despite anything else in this agreement, any other Transaction
               Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Principal Paying Agent or any other Paying Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

3.   PAYMENT

3.1  PAYMENT BY TRUSTEE

     (a)  The Trustee shall, with the assistance of and, at the direction of the
          Manager, not later than 10.00 am (New York time) on each Payment Date, pay to or to the order of, or procure payment to or to the order of, the Principal Paying Agent (including where relevant in clause 3.9)
          the amount in US$ as may be required (after taking account of any cash then held by the Principal Paying Agent and available for the purpose)
          to be made on each Payment Date under the Supplementary Terms Notice in respect of the Class A-1 Notes and the relevant Conditions.

     (b)  The Trustee shall, with the assistance of and at the direction of the
          Manager, not later than 10.00 am (London time) on each Payment Date, pay in same day freely transferable cleared funds to or to the order of, or procure payment to or to the order of, the Euro Paying Agent
          (including where relevant in clause 3.9) the amount in Euros as may be required on the relevant day to such account at such bank as the Euro
          Paying Agent may from time to time specify to the Trustee for such purpose at least 10 Business Days before the relevant Payment Date
          (after taking account of any cash then held by the Euro Paying Agent and available for the purpose) to be made on that Payment Date under the Supplementary Terms Notice in respect of the Class A-2 Notes and the relevant Conditions.

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3.2  CONFIRMATION

     Not later than 4.00 pm (Sydney time) on each Determination Date, the
     Manager on behalf of the Trustee shall notify, or procure notification to, the Principal Paying Agent, the Euro Paying Agent (in the case of payments in respect of the Class A-2 Notes) and the Note Trustee of the amount of interest or principal payable in respect of the Offshore Notes on the
     Payment Date following that Determination Date. The Trustee or if required by the Trustee, the Manager on its behalf shall also forward to the
     Principal Paying Agent at that time confirmation that the payments provided for in clause 3.1 will be made unconditionally.

3.3  PAYMENTS BY PAYING AGENTS

     Subject to payment being duly made as provided in clause 3.1 (or to the
     Principal Paying Agent or Euro Paying Agent, as the case may be, otherwise being satisfied that the payment will be duly made on the due date), and subject to clause 7, the Paying Agents shall pay or cause to be paid on behalf of the Trustee on each Payment Date the relevant amounts of principal and interest due in respect of the applicable Offshore Notes in accordance with the Supplementary Terms Notice and the relevant Conditions.

3.4  METHOD OF PAYMENT - BOOK-ENTRY NOTES

     The Principal Paying Agent (in the case of Class A-1 Notes) and the Euro
     Paying Agent (in the case of Class A-2 Notes) shall cause all payments of principal or interest (as the case may be) due in respect of Offshore Notes represented by one or more Book-Entry Notes to be made to the relevant
     Common Depository for credit to the account of the persons appearing from time to time in the records of the relevant Common Depository as account holder with respect to that Book-Entry Note.

3.5  METHOD OF PAYMENT - DEFINITIVE NOTES

     (a)  Payments of principal or interest on the Definitive Notes (if any)
          shall be made in accordance with the relevant Conditions and the
          Supplementary Terms Notice.

     (b)  If a Definitive Note is issued and the amount of the principal or interest (as the case may be) then due for payment on that Offshore
          Note is not paid in full (including by reason of a deduction or withholding), the Paying Agent to whom that Offshore Note is presented shall enface that Offshore Note with a memorandum of the amount paid and the date of that payment.

3.6  LATE PAYMENT

     (a)  If any payment under clause 3.1 is made late but otherwise in accordance with the provisions of this agreement, each Paying Agent shall:

          (i)  in the case of any payment in respect of the Class A-1 Notes made on or prior to 1.00pm (New York time) on a Payment Date, make payments required to be made by it in respect of the Class A-1
               Notes as provided in this clause 3 (other than clause
               3.6(a)(ii));

          (ii) in the case of any payment in respect of the Class A-1 Notes made after 1.00pm (New York time) on a Payment Date, make payments required to be made by it in

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                respect of the Class A-1 Notes on the next Business Day
                occurring after that Payment Date and otherwise as provided in this clause 3;

          (iii) in the case of any payment in respect of the Class A-2 Notes received on or prior to 12.00 noon (London time) on a Payment
                Date, make payments required to be made by it in respect of the
                Class A-2 Notes as provided in this clause 3 (other than clause
                3.6(a)(iv)); and

          (iv)  in the case of any payment in respect of the Class A-2 Notes received after 12.00 noon (London time) on a Payment Date, make payments required to be made by it in respect of the Class A-2
                Notes on the next Business Day occurring after that Payment Date and otherwise as provided in this clause 3.

          However, unless and until the full amount of any payment in respect of the Offshore Notes required to be made under the Transaction Documents has been made under clause 3.1 to or to the order of the relevant
          Paying Agent, no Paying Agents shall be bound to make a payment under clause 3.

     (b)  If the relevant Paying Agent has not received on a Payment Date the full amount of principal and interest then payable on the applicable
          Offshore Note in accordance with the Supplementary Terms Notice and the relevant Conditions, but receives the full amount later, it shall:

          (i)   forthwith upon full receipt notify the other Paying Agents (if any), the Trustee, the Note Trustee, the Security Trustee and
                the Manager; and

          (ii)  as soon as practicable after such full receipt give due notice, in accordance with the relevant Condition 12 (unless the Note
                Trustee agrees otherwise), to the relevant Offshore Noteholders that it has received the full amount.

3.7  NOTICE OF NON-RECEIPT

     Each relevant Paying Agent shall immediately notify by facsimile (if appropriate) the other Paying Agents (if any), the Note Trustee, the
     Trustee, the Security Trustee, the Currency Swap Provider and the Manager
     if the full amount of any payment of principal or interest required to be made by the Supplementary Terms Notice and the relevant Conditions in respect of the Offshore Notes is not unconditionally received by it or to its order in accordance with this agreement.

3.8  REIMBURSEMENT

     Each relevant Paying Agent shall (provided that it has been placed in funds by the Trustee) on demand promptly reimburse any other Paying Agents (if any) for payments of principal and interest properly made by that other
     Paying Agent in accordance with the Supplementary Terms Notice, the relevant Conditions and this agreement. The Trustee shall not be concerned with the apportionment of any moneys between the Principal Paying Agent and the other Paying Agents (if any) and payment to the Principal Paying Agent of any moneys due to the Paying Agents shall operate as a good discharge to the Trustee in respect of such moneys.

3.9  METHOD OF PAYMENT

     (a)  All sums payable by the Trustee to a Paying Agent under this agreement shall, unless otherwise provided by and subject to the relevant
          Currency

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          Swap, be paid by the Currency Swap Provider on behalf of the Trustee in US$ (in the case of the Class A-1 Notes or Class A-1 Noteholders)
          or Euros (in the case of the Class A-2 Notes or Class A-2 Noteholders)
          to such bank accounts as the relevant Paying Agent may from time to time notify to the Trustee and the Note Trustee. Those sums shall be held in an account for payment to the relevant Offshore Noteholders and:

          (i)   failing that payment within the designated periods of
                prescription specified in the relevant Condition 8; or

          (ii)  upon the bankruptcy, insolvency, winding up or liquidation of the relevant Paying Agent or on default being made by the
                relevant Paying Agent in the payment of any amounts in respect of principal or interest in accordance with this agreement,

          for repayment to the Trustee (subject to clause 4). On repayment in accordance with clause 4 to the Trustee, all liabilities of the relevant Paying Agent with respect to those moneys shall cease. Each relevant Paying Agent shall, promptly after each Payment Date, confirm to the Trustee, in accordance with clause 24, that the relevant Paying
          Agent has paid the relevant amount to the relevant Common Depository.
          Each relevant Paying Agent will countersign and promptly return any such confirmation requested by the Trustee.

     (b)  Subject to the terms of this agreement, each relevant Paying Agent shall be entitled to deal with moneys paid to it under this agreement in the same manner as other moneys paid to it as a banker by its customers. Each relevant Paying Agent shall be entitled to retain for its own account any interest earned on the sums from time to time credited to the account referred to in paragraph (a) and it need not segregate such sums from other amounts held by it, except as required by law.

3.10 NO FEE

     Subject to clause 20, no Paying Agent will charge any commission or fee in relation to any payment under this agreement to the person receiving or entitled to receive the payment or make the exchange.

3.11 TRUST

     Each Paying Agent shall hold on trust for the Note Trustee and the relevant
     Offshore Noteholders all sums held by it for the payment of principal and interest with respect to the relevant Offshore Notes until all relevant sums are paid to the Note Trustee or the relevant Offshore Noteholders or otherwise disposed of in accordance with the Note Trust Deed.

3.12 FORMS AND INFORMATION

     The Manager shall provide each Paying Agent with any forms and such other information reasonably required by that Paying Agent in connection with any withholding Tax imposed on any payment under the Offshore Notes.

4.   REPAYMENT

     (a)  Immediately on any entitlement to receive principal or interest under any Offshore Note becoming void under the relevant Conditions, each relevant Paying Agent shall repay to the

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          Trustee the amount which would have been due in respect of that principal or interest if it had been paid before the entitlement became void, together with any fees applicable to that payment or entitlement (pro rata as to the amount and time) to the extent already paid under clause 20.

     (b)  Despite paragraph (a), no Paying Agent shall be obliged to make any repayment to the Trustee so long as any amounts which should have been paid to or to the order of that Paying Agent or, if applicable, the
          Note Trustee by the Trustee remain unpaid.

5.   APPOINTMENT OF THE CALCULATION AGENT

     (a)  The Trustee (acting on the direction of the Manager) appoints the
          Calculation Agent as its reference agent in respect of the Offshore
          Notes upon the terms and conditions set forth in this agreement and the Calculation Agent accepts that appointment.

     (b)  It is acknowledged and agreed that:

          (i)   the Calculation Agent is the agent of the Trustee in its
                capacity as trustee of the Trust only; and

          (ii)  despite anything else in this agreement, any other Transaction
                Document or at law, the Trustee in its personal capacity is not responsible for any act or omission of the Calculation Agent except to the extent of losses, costs, claims or damages caused by the fraud, negligence or Default of the Trustee.

6.   DUTIES OF THE CALCULATION AGENT

     (a)  The Calculation Agent shall, in relation to the Offshore Notes, until their final maturity or such earlier date on which the Offshore Notes are due and payable in full and in either case until the Trustee has paid all amounts in relation to the Offshore Notes to the relevant
          Paying Agent or, if applicable, the Note Trustee:

          (i)   perform such duties at its Specified Office as are set forth in this agreement and in the relevant Conditions and any other duties which are reasonably incidental at the request of the
                Trustee, the Manager, the Note Trustee or any Paying Agent;

          (ii)  determine LIBOR (in respect of the Class A-1 Notes) and EURIBOR
                (in respect of the Class A-2 Notes) for each Quarterly Interest
                Period, and calculate the relevant Interest and Interest Rate on the relevant Offshore Notes, in the manner set out in the
                relevant Condition 4 and confirm with the Currency Swap Provider
                (using the contact details notified by that Currency Swap
                Provider to the Calculation Agent) that the LIBOR and EURIBOR determined under this agreement is the same as the LIBOR and
                EURIBOR determined by the Currency Swap Provider under the relevant Currency Swap;

          (iii) notify the Trustee, the Manager, the Note Trustee, the Paying
                Agents, and the Currency Swap Provider by facsimile transmission on or as soon as possible after the first day of each Quarterly
                Interest Period for each such Class of Offshore Notes, of the
                Interest Rates and the Interest so determined by it in relation to that

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                Quarterly Interest Period, specifying to those parties the rates upon which they are based and (where relevant) the names of the banks quoting those rates.

     (b)  The Manager shall on behalf of the Trustee cause the Interest and
          Interest Rates applicable to the relevant Offshore Notes for each
          Quarterly Interest Period, together with the relevant Payment Date, to be published (subject to clause 20, at the expense of the Trustee) in accordance with the provisions of the relevant Conditions 4 and 12, on or as soon as possible after the commencement of the relevant
          Quarterly Interest Period unless the Note Trustee otherwise agrees, provided that the Trustee, the Calculation Agent and the Note Trustee shall co-operate with the Manager in order to effect that publication.

     (c)  The Interest, Interest Rate and relevant Payment Date published under paragraph (b) may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice to Offshore
          Noteholders in the event of an amendment to the Quarterly Interest
          Period.

     (d)  If the Calculation Agent at any time and for any reason does not determine the Interest Rate for or calculate the Interest payable on an Offshore Note, the Manager shall do so and each such determination or calculation shall be deemed to have been made by the Calculation
          Agent. In doing so, the Manager shall apply the provisions of this clause 6, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall deem fair and reasonable in all the circumstances.

7.   NOTE TRUSTEE

     (a)  At any time after:

          (i)   an Event of Default has occurred in relation to an Offshore
                Note; or

          (ii)  Definitive Notes have not been issued when required in accordance with the provisions of the Transaction Documents,

          the Note Trustee may:

          (iii) by notice in writing to the Trustee, the Manager, the
                Calculation Agent, the Principal Paying Agent and the other
                Paying Agents (if any) require the Principal Paying Agent, the other Paying Agents and the Calculation Agent either:

                (A)  to act as Principal Paying Agent, Paying Agent and
                     Calculation Agent, respectively, of the Note Trustee on the terms of this agreement in relation to payments to be made by or on behalf of the Trustee under the terms of the Note
                     Trust Deed, except that the Note Trustee's liability under any provisions of this agreement for the indemnification of the Calculation Agent and the Paying Agents shall be
                     limited to any amount for the time being held by the Note
                     Trustee on the trusts of the Note Trust Deed and which is
                     available to be applied by the Note Trustee for that
                     purpose; and

                (B)  to hold all Definitive Notes and all amounts, documents and records held by them in respect of the Offshore Notes on
                     behalf of the Note Trustee; or

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                (C)  to deliver up all Definitive Notes, and all amounts,
                     documents and records held by them in respect of the
                     Offshore Notes, to the Note Trustee or as the Note Trustee
                     directs in that notice, other than any documents or records which the Calculation Agent or Paying Agent (as the case
                     may be) is obliged not to release by any law or regulation;
                     and

                (D)  by notice in writing to the Trustee require it to make (or arrange to be made) all subsequent payments in respect of
                     the Offshore Notes to the order of the Note Trustee and not to any Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn
                     clause 2.3 of the Note Trust Deed shall not apply.

          A payment by the Trustee of its payment obligations on each Payment
          Date under the Supplementary Terms Notice and the relevant Conditions to the Note Trustee in accordance with paragraph (a)(iii)(D) shall be a good discharge to the Note Trustee to the extent of such payment.

     (b)  The Note Trustee shall promptly upon request give notice to the
          Manager, the Trustee, the Security Trustee, the Calculation Agent and
          the Paying Agents of any change in the Authorised Signatories of the
          Note Trustee.

8.   EARLY REDEMPTION OF OFFSHORE NOTES

     (a)  If the Trustee intends to redeem the Offshore Notes prior to their
          Final Maturity Date pursuant to the relevant Condition 5 (which it may only do at the direction of the Manager), the Manager shall give not less than 5 days' prior written notice to the Principal Paying Agent, the Euro Paying Agent and the Note Trustee before giving the requisite period of notice to the Offshore Noteholders in accordance with the relevant Condition 5 and stating the Payment Date on which such
          Offshore Notes are to be redeemed.

     (b)  Each relevant Paying Agent shall, on receipt of a notice under paragraph (a):

           (i)  notify the relevant Common Depository of the proposed redemption, specifying:

                (A)  the aggregate Invested Amount or Stated Amount (as the case may be) of the relevant Offshore Notes to be redeemed;

                (B)  the amount of principal to be repaid in relation to the relevant Offshore Notes; and

                (C)  the date on which the relevant Offshore Notes are to be redeemed; and

           (ii) promptly and in accordance with the relevant Conditions, on behalf of and at the expense of the Trustee, publish the notices required in connection with that redemption.

9.   PRO RATA REDEMPTION AND CANCELLATION OF NOTES

     (a)  If the Trustee is required to redeem some (but not all) of the
          Offshore Notes prior to their Final Maturity Date pursuant to the relevant Condition 5 the Manager shall on each

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          Determination Date give prior notice to the Calculation Agent, the
          Principal Paying Agent, the Euro Paying Agent and the Note Trustee, as
          provided in the relevant Condition 5.

     (b)  On receipt of a notice under paragraph (a), each relevant Paying Agent shall notify the relevant Common Depository of the proposed redemption, specifying in each case the aggregate Invested Amount of the relevant Offshore Notes to be redeemed and the date on which such
          Offshore Notes are to be redeemed.

     (c)  The Manager shall, on (or as soon as practicable after) each Quarterly
          Determination Date calculate:

          (i)   the amount of principal to be repaid in respect of each Offshore
                Note due on the Payment Date next following that Determination
                Date;

          (ii)  the Stated Amount and Invested Amount of each Offshore Note on the first day of the next following Quarterly Interest Period for the Offshore Notes (after deducting any principal due to be made on the next Payment Date); and

          (iii) the Class A Bond Factor on each Quarterly Determination Date for each Class of Offshore Note,

          and shall forthwith notify or cause to be notified to the Trustee, the
          Calculation Agent, the Note Trustee, the Principal Paying Agent, the
          Euro Paying Agent and each Currency Swap Provider of each of those determinations in accordance with the Supplementary Terms Notice. On receipt of that notice, the relevant Paying Agent shall give a copy of that notice to the relevant Common Depository.

     (d)  The Manager will immediately cause details of each determination under paragraph (d) to be published in accordance with the relevant
          Condition 12 at least one Business Day before the relevant Payment
          Date.

     (e)  If no principal is due to be repaid on the Offshore Notes on any
          Payment Date, the Manager shall give notice or shall cause a notice to this effect to be given to the relevant Offshore Noteholders in accordance with the relevant Condition 12.

     (f)  If any Offshore Notes are redeemed in whole or in part in accordance with the Conditions and the Transaction Documents, the relevant Paying
          Agent will, if any Book-Entry Notes are still outstanding, cause the relevant Note Registrar to record all relevant details in the relevant
          Note Register. Each relevant Paying Agent shall as soon as possible, and in any event within three months after the date of any redemption or purchase, furnish to each of the Trustee and, if the relevant
          Paying Agent is not also the Note Trustee, the Note Trustee a certificate setting out the aggregate Invested Amount and Stated
          Amount of Offshore Notes which have been redeemed or the aggregate
          Invested Amount and Stated Amount of Offshore Notes which have been purchased. If the Invested Amount of a Book-Entry Note is reduced to nil, the relevant Paying Agent shall destroy the relevant Book-Entry
          Note and issue a destruction certificate forthwith to the Note Trustee and shall send a copy of that certificate to the Trustee, the Manager and the Note Trustee.

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10.  CANCELLATION, DESTRUCTION AND RECORDS WHERE OFFSHORE NOTES IN DEFINITIVE
     FORM HAVE BEEN ISSUED

     (a)  All Definitive Notes which are redeemed in their entirety (but not partial redemptions of Definitive Notes in accordance with the relevant Condition 5), shall be forthwith cancelled by perforation by the Paying Agent by or through which they are redeemed, paid or exchanged. If that Paying Agent is not the Principal Paying Agent, that Paying Agent shall promptly give all relevant details and forward the cancelled Definitive Notes to the Principal Paying Agent.

     (b)  The Principal Paying Agent (in the case of Class A-1 Notes) or the
          Euro Paying Agent (in the case of Class A-2 Notes) shall as soon as possible, and in any event within 70 days after the date of any redemption, presentation or payment of Definitive Notes, furnish to each of the Trustee, the Manager and the Note Trustee a certificate stating:

          (i)   the aggregate Invested Amount of Definitive Notes which have been redeemed in full or, as the case may require, the aggregate amounts of principal and interest paid in respect of the
                Book-Entry Notes;

          (ii)  the serial numbers of those Definitive Notes; and

          (iii) the aggregate Invested Amounts of Definitive Notes which have been surrendered and replaced and the serial numbers of those
                Definitive Notes.

     (c)  Unless otherwise previously instructed by the Trustee or the Manager, the relevant Paying Agent shall destroy any cancelled Definitive Notes in its possession and furnish each of the Trustee, the Manager and the
          Note Trustee with a destruction certificate which lists the Class and serial numbers of those Definitive Notes in numerical sequence.

     (d)  Each Relevant Paying Agent shall:

          (i)   keep a full and complete record of:

                (A)  all Definitive Notes issued;

                (B)  the redemption, purchase, cancellation, payment, exchange, surrender for replacement or destruction of the Definitive
                     Notes; and

                (C)  all replacement Definitive Notes issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive
                     Notes; and

          (ii)  make those records available at all reasonable times to the
                Trustee, the Manager and the Note Trustee.

11.  ISSUE OF REPLACEMENT DEFINITIVE NOTES WHERE DEFINITIVE NOTES HAVE BEEN
     ISSUED

     (a)  The Manager shall, where Definitive Notes have been issued, cause a sufficient quantity of additional Definitive Notes to be made available, upon request by a relevant Paying Agent, for the purpose of issuing replacement Definitive Notes as provided below.

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     (b)  Each relevant Paying Agent shall, subject to and in accordance with the Conditions, the Transaction Documents and this clause, issue any replacement Definitive Notes, in place of Definitive Notes which have been lost, stolen, mutilated, defaced or destroyed.

     (c)  No relevant Paying Agent shall issue any replacement Definitive Note unless and until the relevant applicant has:

          (i)   paid all costs (including the fees and costs of that Paying
                Agent and of any other Paying Agent through which the
                replacement Definitive Note is issued) as may be incurred in connection with that replacement;

          (ii)  in the case of a lost, stolen, defaced or destroyed Definitive
                Note, furnished that Paying Agent with any evidence (including evidence as to the Class and serial number of the Definitive
                Note in question) and indemnity in respect of that loss, theft, defacement or destructions as the Trustee or the Manager and that Paying Agent may reasonably require; and

          (iii) in the case of a mutilated or defaced Definitive Note, surrendered to that Paying Agent the mutilated or defaced
                Definitive Note which is to be replaced.

     (d)  Each relevant Paying Agent shall cancel any mutilated or defaced
          Definitive Note replaced under this clause and shall furnish the
          Trustee, the Manager and the Note Trustee, on the first day of each month, with a certificate stating the Class and serial numbers of
          Definitive Notes cancelled during that month. Unless otherwise previously instructed by the Trustee or the Manager, the relevant
          Paying Agent shall destroy any cancelled Definitive Notes and furnish the Trustee, the Manager and the Note Trustee with a destruction certificate containing the information specified in clause 10(b).

     (e)  Each relevant Paying Agent shall, on issuing any replacement
          Definitive Note, forthwith inform each of the other Paying Agents, the
          Trustee, the Manager and the Note Trustee of the Invested Amount and
          the Class and serial number of that replacement Definitive Note issued and the Class and serial number of the Definitive Note in place of which the replacement Definitive Note has been issued.

     (f)  Whenever any Definitive Note which is alleged to have been lost, stolen or destroyed (and in replacement for which a new Definitive
          Note has been issued) is presented to any Paying Agent for payment, the Paying Agent to which that Definitive Note is presented shall immediately notify the Trustee, the Manager, the Note Trustee and (if presentation is not made to the Principal Paying Agent) the Principal
          Paying Agent. The Principal Paying Agent shall, on receipt of that notice or (as the case may be) on presentation of the Definitive Note to it and after consultation with the Trustee, take appropriate steps
          (subject to being indemnified to its reasonable satisfaction as to cost) to recover the amount covered by the indemnity with respect to the allegedly lost, stolen or destroyed Definitive Note. The Principal
          Paying Agent shall account to the Trustee for any amount so collected.

12.  NOTICES TO NOTEHOLDERS

     (a)  At the request and expense of the Trustee, the Principal Paying Agent
          (in the case of Class A-1 Notes) or the Euro Paying Agent (in the case of the Class A-2 Notes) shall arrange for

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          the publication of all notices to Offshore Noteholders in accordance with the relevant Conditions.

     (b)  Each relevant Paying Agent shall promptly send to the Note Trustee one copy of the final form of every notice given to Offshore Noteholders in accordance with the relevant Conditions.

13.  DOCUMENTS AND FORMS

     (a)  The Manager shall provide to the Principal Paying Agent for distribution to each Paying Agent:

          (i)   sufficient copies of all documents required by the relevant
                Conditions, the Base Prospectus and the Prospectus Supplement in
                relation to the Class A-1 Notes, the Offering Circular in
                relation to the Class A-2 Notes or the Note Trust Deed to be available to the relevant Offshore Noteholders for issue or inspection (including the Note Trust Deed, the Master Trust Deed and the Supplementary Terms Notice);

          (ii)  in the event of a meeting of Offshore Noteholders being called, forms of voting certificates and block voting instructions, together with instructions from the Trustee (those instructions having previously been approved by the Note Trustee) as to the manner of completing, dealing with and recording the issue of such forms; and

          (iii) if Definitive Notes are issued, specimens of those Definitive
                Notes.

     (b)  The Manager and the Trustee shall provide to the Calculation Agent such documents as the Calculation Agent may reasonably require from the Manager or the Trustee (and in the case of the Trustee only those documents that are in the Trustee's possession or power) in order for the Calculation Agent properly to fulfil its duties in respect of the
          Offshore Notes.

14.  AUTHENTICATION

     The Principal Paying Agent (in the case of Class A-1 Notes) and the Euro
     Paying Agent (in the case of Class A-2 Notes) upon written direction of the
     Manager shall authenticate or cause to be authenticated the Book-Entry
     Notes and (if required) the Definitive Notes (whether on initial issue or on replacement). A Paying Agent shall not be required to authenticate or cause to be authenticated any Book-Entry Notes or Definitive Notes unless directed to do so in writing by the Manager, or the Trustee at the direction of the Manager.

15.  INDEMNITY

     (a)  Subject to paragraph (b) and clause 25, the Trustee shall indemnify each Paying Agent, each Note Registrar and the Calculation Agent, against any loss, damages, proceeding, liability, cost, claim, action, demand or expense (in this clause 15, each, an EXPENSE) which that
          Paying Agent, that Note Registrar or the Calculation Agent, as the case may be, may incur or which may be made against that Paying Agent, that Note Registrar or the Calculation Agent (as the case may be), as a result of or in connection with that Paying

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          Agent's, that Note Registrar's or the Calculation Agent's, as the case may be, appointment or the exercise of that Paying Agent's, that Note
          Registrar's or the Calculation Agent's, as the case may be, powers and performance of the Paying Agent's, that Note Registrar's or the
          Calculation Agent's, as the case may be, duties under this agreement, notwithstanding the resignation or removal of that Paying Agent, that
          Note Registrar or the Calculation Agent in accordance with clause 19
          (including any liability in respect of payment of a cheque drawn by that Paying Agent or the Calculation Agent (as the case may be) where the cheque is collected or sued upon or an attempt at collection is made after the amount in respect of which it is paid has been returned to the Trustee under clause 4).

     (b)  The indemnity in paragraph (a) applies to any Expense of a Paying
          Agent, a Note Registrar or the Calculation Agent (as the case may be)
          only:

          (i)  to the extent the Expense does not result from the breach by the
               Paying Agent, the Note Registrar or the Calculation Agent (as the
               case may be) of the terms of this agreement or which breach arises out of the Paying Agent's, the Note Registrar's or the
               Calculation Agent's (as the case may be) own fraud, wilful default or negligence or that of its directors, officers or employees or servants; and

          (ii) if and whenever the Trustee or the Manager so requires, the
               Paying Agent, the Note Registrar or the Calculation Agent (as the
               case may be) takes any actions or proceedings under the control and at the expense of the Trustee as the Trustee may reasonably require to avoid, resist or compromise that Expense.

     (c)  Subject to paragraph (d), each of the Calculation Agent, the Note
          Registrars and the Paying Agents severally indemnifies the Trustee and the Manager against all losses, liabilities, costs, claims, actions, damages, expenses or demands which the Trustee or the Manager (as the case may be) may incur or which may be made against it as a result of a breach by the Calculation Agent, the Note Registrar or the Paying
          Agent (as the case may be) of any term of this agreement or its own fraud, wilful default or negligence or that of its directors, officers, employees or servants including any failure to obtain and maintain in existence any Authorisation required by it for the assumption, exercise and performance of its powers and duties under this agreement.

     (d)  Notwithstanding any other provision in this agreement, each of the
          Calculation Agent, the Note Registrars and the Paying Agents shall:

          (i)  not be liable to indemnify the Trustee or the Manager (as the case may be) for any loss caused by events beyond its reasonable control including, any malfunction, interruption or error in the transmission of information caused by any machine or systems or interception of communication facilities, abnormal operating conditions or acts of God; and

          (ii) have no liability whatsoever for any consequential, special, indirect or speculative loss or damages (including, but not limited to, loss of profits, whether or not foreseeable) suffered by the Trustee or the Manager in connection with the transactions contemplated by and the relationship established by this
               agreement even if the Calculation Agent, the relevant Note
               Registrar or the relevant Paying Agent (as the case may be) has been advised as to the possibility of the same.

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16.  THE NOTE REGISTER

16.1 APPOINTMENT OF NOTE REGISTRARS

     (a)  The Trustee appoints Deutsche Bank Trust Company Americas to be the initial Class A-1 Note Registrar. Deutsche Bank Trust Company Americas
          accepts that appointment.

     (b)  The Trustee appoints Deutsche Bank Luxembourg S.A. to be the initial
          Class A-2 Note Registrar. Deutsche Bank Luxembourg S.A. accepts that appointment.

16.2 DETAILS TO BE KEPT ON THE NOTE REGISTER

     The Class A-1 Note Registrar shall keep the Class A-1 Note Register, and the Class A-2 Note Registrar shall keep the Class A-2 Note Register, in each case with respect to the Trust in accordance with the terms of this agreement and the Note Trust Deed, on which shall be entered the following information relating to the Trust (to the extent such information has been provided to the Class A-1 Note Registrar or the Class A-2 Note Registrar
     (as the case may be) by the Manager or the Trustee):

     (a)  (NAME) the name of the Trust;

     (b)  (CREATION) the date of the creation of the Trust;

     (c)  (ISSUE DATES) the Issue Dates for Class A-1 Notes (in the case of the
          Class A-1 Note Register) or Class A-2 Notes (in the case of the Class
          A-2 Note Register) issued in relation to the Trust;

     (d)  (INITIAL INVESTED AMOUNT) the total Initial Invested Amount of Class
          A-1 Notes (in the case of the Class A-1 Note Register) or Class A-2
          Notes (in the case of the Class A-2 Note Register) issued on each such
          Issue Date;

     (e)  (INVESTED AMOUNT) the Invested Amount of each Class A-1 Note (in the case of the Class A-1 Note Register) or Class A-2 Note (in the case of the Class A-2 Note Register) from time to time;

     (f)  (STATED AMOUNT) the Stated Amount of each Class A-1 Note (in the case of the Class A-1 Note Register) or Class A-2 Note (in the case of the
          Class A-2 Note Register) from time to time;

     (g)  (SERIES) details of relevant Classes of Class A-1 Notes (in the case of the Class A-1 Note Register) or Class A-2 Notes (in the case of the
          Class A-2 Note Register);

     (h)  (DETAILS OF NOTEHOLDERS) the name and address of each Class A-1
          Noteholder (in the case of the Class A-1 Note Register) or Class A-2
          Noteholder (in the case of the Class A-2 Note Register);

     (i)  (NUMBER OF NOTES) the number of Class A-1 Notes (in the case of the
          Class A-1 Note Register) or Class A-2 Notes (in the case of the Class
          A-2 Note Register) held by each Class A-1 Noteholder (in the case of the Class A-1 Note Register) or Class A-2 Notes held by each Class A-2
          Noteholder (in the case of the Class A-2 Note Register);

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     (j)  (DATE OF ENTRY) the date on which a person was entered as the holder of Class A-1 Notes (in the case of the Class A-1 Note Register) or
          Class A-2 Notes (in the case of the Class A-2 Note Register);

     (k)  (DATE OF CESSATION) the date on which a person ceased to be a Class
          A-1 Noteholder (in the case of the Class A-1 Note Register) or Class
          A-2 Noteholder (in the case of the Class A-2 Note Register);

     (l)  (ACCOUNT) the account to which any payments due to a Class A-1
          Noteholder (in the case of the Class A-1 Note Register) or Class A-2
          Noteholder (in the case of the Class A-2 Note Register) are to be made
          (if applicable);

     (m)  (PAYMENTS) a record of each payment in respect of the Class A-1 Notes
          (in the case of the Class A-1 Note Register) or Class A-2 Notes (in the case of the Class A-2 Note Register); and

     (n)  (ADDITIONAL INFORMATION) such other information as:

          (i)   is required by the Supplementary Terms Notice;

          (ii)  the relevant Note Registrar considers necessary or desirable; or

          (iii) the Manager or the Trustee reasonably requires in writing with respect to Class A-1 Notes (in the case of the Class A-1 Note
                Register) or Class A-2 Notes (in the case of the Class A-2 Note
                Register).

16.3 PAYMENTS OF PRINCIPAL AND INTEREST

     (a)  Any payment of principal or interest on any Offshore Note shall be endorsed by the relevant Note Registrar on the relevant Note Register.
          In the case of payments of principal, the Invested Amount of the
          Offshore Notes shall be reduced for all purposes by the amount so paid and endorsed on the relevant Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

     (b)  If the amount of principal or interest (as the case may be) due for payment on any Offshore Note is not paid in full (including Carryover
          Charge Offs and by reason of a deduction or withholding) the relevant
          Note Registrar shall endorse a record of that shortfall on the relevant Note Register.

16.4 PLACE OF KEEPING NOTE REGISTERS, COPIES AND ACCESS

     Each Note Register shall be:

     (a)  (PLACE KEPT):

          (i)  in the case of the Class A-1 Note Register, kept at the office of the Class A-1 Note Registrar at 648 Grassmere Park Road,
               Nashville, Tennessee 37211-3658 USA or at such place as the
               Trustee, the Manager and the Class A-1 Note Registrar may agree;
               and

          (ii) in the case of the Class A-2 Note Register, kept at the office of the Class A-2 Note Registrar at 2 Boulevard Konrad Adenauer,
               Luxembourg L-1115 (Attention: The Coupon Paying Department) or at
               such place as the Trustee, the Manager and the Class A-2 Note
               Registrar may agree;

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     (b)  (ACCESS TO MANAGER AND AUDITOR) open to the Trustee, the Manager, the
          Note Trustee and the Auditor of the Trust to inspect during normal business hours;

     (c)  (INSPECTION BY OFFSHORE NOTEHOLDERS) open for inspection by the Note
          Trustee or a relevant Offshore Noteholder during normal business hours but, in the case of such an Offshore Noteholder, only in respect of information relating to that Offshore Noteholder; and

     (d)  (NOT FOR COPYING) not available to be copied by any person (other than the Trustee, the Manager or the Note Trustee) except in compliance with such terms and conditions (if any) as the Manager, the Trustee and the relevant Note Registrar in their absolute discretion nominate from time to time.

16.5 DETAILS ON NOTE REGISTER CONCLUSIVE

     (a)  (RELIANCE ON REGISTER) The Trustee shall be entitled to rely on a Note
          Register as being a correct, complete and conclusive record of the matters set out in it at any time and whether or not the information shown in that Note Register is inconsistent with any other document, matter or thing. The Trustee is not liable to any person in any circumstances whatsoever for any inaccuracy in, or omission from, a
          Note Register.

     (b)  (NO TRUSTS ETC) No Note Registrar shall be obliged to enter on a Note
          Register notice of any trust, Security Interest or other interest whatsoever in respect of any Offshore Notes and the Trustee shall be entitled to recognise an Offshore Noteholder as the absolute owner of
          Offshore Notes and the Trustee shall not be bound or affected by any trust affecting the ownership of any Offshore Notes unless ordered by a court or required by statute.

16.6 ALTERATION OF DETAILS ON NOTE REGISTER

     On a Note Registrar being notified of any change of name or address or payment or other details of a relevant Offshore Noteholder by the Offshore
     Noteholder, that Note Registrar shall alter the relevant Note Register accordingly.

16.7 RECTIFICATION OF NOTE REGISTER

     If:

     (a)  an entry is omitted from a Note Register;

     (b)  an entry is made in a Note Register otherwise than in accordance with this agreement;

     (c)  an entry wrongly exists in a Note Register;

     (d)  there is an error or defect in any entry in a Note Register; or

     (e)  default is made or unnecessary delay takes place in entering in a Note
          Register that any person has ceased to be the holder of relevant
          Offshore Notes,

     that Note Registrar may rectify the same.

16.8 CORRECTNESS OF NOTE REGISTER

     No Note Registrar shall be liable for any mistake, error or omission on a
     Note Register or in any purported copy except to the extent that the mistake, error or omission is attributable to its fraud,

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     negligence or wilful default or that of its directors, officers or employees who have day to day responsibility for the administration of the
     Note Trust or that Note Register.

17.  CHANGES OF NOTE REGISTRAR

17.1 REMOVAL

     The Trustee (or the Manager on its behalf after advising the Trustee) may terminate the appointment of a Note Registrar with the prior written approval of the Note Trustee (which approval must not be unreasonably withheld or delayed), with effect not less than 60 days from that notice.

17.2 RESIGNATION

     Subject to this clause 17, a Note Registrar may resign its appointment at any time by giving to the Trustee, the Manager and the Note Manager not less than 60 days prior written notice to that effect.

17.3 LIMITATION

     Despite clauses 17.1 and 17.2:

     (a)  no resignation by or termination of the appointment of a Note
          Registrar shall take effect until a new Note Registrar for the applicable Offshore Notes approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note
          Trustee (in each case, that approval not to be unreasonably withheld or delayed); and

     (b)  the appointment of a new Note Registrar shall be on the terms and subject to the conditions of this agreement and the outgoing Note
          Registrar shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the new Note Registrar.

18.  GENERAL

18.1 COMMUNICATIONS TO OFFSHORE NOTEHOLDERS

     The Principal Paying Agent (in the case of Class A-1 Notes) and the Euro
     Paying Agent (in the case of Class A-2 Notes) shall, upon receipt from the
     Trustee, Manager, Security Trustee or Note Trustee of any communication to be delivered to Offshore Noteholders or Class A Note Owners (as the case may be) including any communications pursuant to clauses 3.3, 3.4, 7.1,
     11(n)(i), 18(a), 22.3 or 23.2 of the Note Trust Deed or any other solicitation of notice from or consent of the Offshore Noteholders or Class
     A Note Owners pursuant to or relating to the Note Trust Deed or this agreement, forward such communications to the Offshore Noteholders or Class
     A Note Owners, along with instructions that the responses relating to such communications be returned to the relevant Paying Agent. Such communication shall include the date upon which the response to such solicitation shall be delivered (the RESPONSE DATE). Each relevant Paying Agent shall treat any Offshore Noteholder or Class A Note Owner who has not delivered its response as of the Response Date as having withheld its consent to the proposed action. Each relevant Paying Agent shall notify the Trustee,
     Manager and Note Trustee of the results of any such solicitations of consent.

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18.2 AGENCY

     Subject to any other provision of this agreement including clause 7, each of the Paying Agents, the Calculation Agent and the Note Registrars (each a
     NOTE PARTY) shall act solely for and as agent of the Trustee and shall not have any obligations towards or relationship of agency or trust with any person entitled to receive payments of principal and/or interest on the
     Offshore Notes and shall be responsible only for performance of the duties and obligations expressly imposed upon it in this agreement.

18.3 IDENTITY

     Each Paying Agent shall (except as ordered by a court of competent jurisdiction or as required by law) be entitled to treat the person:

     (a)  who is, while a Book-Entry Note remains outstanding, the registered owner of that Book-Entry Note as the person entitled to receive payments of principal or interest (as applicable) and each person shown in the records of the relevant Common Depository as the holder of any Offshore Note represented by a Book-Entry Note shall be entitled to receive from the registered owner of that Book-Entry Note any payment so made in accordance with the respective rules and procedures of that Common Depository and on the terms and subject to the conditions of that Book-Entry Note;

     (b)  who is the registered owner of any relevant Definitive Note, as the absolute owner or owners of that Definitive Note, (whether or not that
          Definitive Note, is overdue and despite any notice of ownership or writing on it or any notice of previous loss or theft or of any trust or other interest in it); or

     (c)  who, when a Book-Entry Note in respect of any Offshore Note is no longer outstanding but Definitive Notes in respect of the Offshore
          Notes have not been issued, is for the time being the Note Trustee, as the person entrusted with the receipt of principal or interest, as applicable, on behalf of the Offshore Noteholders,

     and in all cases and for all purposes despite any notice to the contrary and shall not be liable for so doing.

18.4 NO SET-OFF

     No Paying Agent shall exercise any right of set-off, withholding, counterclaim or lien against, or make any deduction in any payment to, any person entitled to receive amounts of principal or interest on the Offshore
     Notes in respect of moneys payable by it under this agreement.

18.5 RELIANCE

     Each of the Calculation Agent, the Note Registrars and the Paying Agent(s)
     shall be protected and shall incur no liability for or in respect of any action taken, omitted or suffered by it in reliance upon any instruction, request or order from the Trustee or the Manager or in reliance upon any
     Offshore Note or upon any notice, resolution, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been delivered, signed or sent by the proper party or parties.

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18.6  ENTITLED TO DEAL

      A Note Party or any of its directors or officers shall not be precluded from acquiring, holding or dealing in any Offshore Notes or from engaging or being interested in any contract or other financial or other transaction or arrangement with the Trustee, the Manager or the Servicer as freely as if it were not an agent of the Trustee under this agreement and in no event whatsoever (other than fraud, wilful default or negligence) shall any Note Party be liable to account to the Trustee or any person entitled to receive amounts of principal or interest on the
      Offshore Notes for any profit made or fees or commissions received in connection with this agreement or any Offshore Notes.

18.7  CONSULTATION

      Each Note Party may properly consult as to legal matters with lawyers selected by it, who may be employees of or lawyers to the Trustee, the
      Manager or the relevant Paying Agent or the Calculation Agent. The Note
      Party must promptly notify the Trustee and the Manager of any such appointment or consultation.

18.8  DUTIES

      Each Note Party shall perform the duties, and only the duties, contained in or reasonably incidental to this agreement and the Conditions and in the Offshore Notes, and no implied duties or obligations (other than general laws as to agency) shall be read into this agreement or the
      Offshore Notes against any Note Party. A Note Party shall not be required to take any action under this agreement which would require it to incur any expense or liability, for which (in its reasonable opinion) either it would not be reimbursed within a reasonable time or in respect of which it has not been indemnified to its satisfaction.

18.9  INCOME TAX RETURNS

      The Principal Paying Agent (in the case of the Class A-1 Notes) and the
      Euro Paying Agent (in the case of Class A-2 Notes) shall, subject always to compliance with mandatory provisions of law, upon request from any relevant Offshore Noteholder, deliver to such Offshore Noteholder such information as may be reasonably required to enable such Offshore
      Noteholder to prepare all applicable income tax returns.

18.10 TAXES

      Each Paying Agent shall file such returns concerning payments under this agreement as shall be required of it by applicable law, but shall not be responsible for the collection or withholding of Taxes due on such payments except, and only to the extent, required of it as Paying Agent by applicable law.

18.11 WRITTEN INSTRUCTIONS

      Each Paying Agent may, at any time, apply to the Trustee for written instructions with respect to any matter arising under this agreement and shall be fully protected in acting in accordance with such instructions.

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18.12 NO REPRESENTATIONS

     No Paying Agent makes any representation with respect to the validity or sufficiency of the Offshore Notes, or the use or application of the proceeds of sale or distribution of the Offshore Notes, and shall incur no liability with respect to the foregoing.

18.13 EUROPEAN UNION TAX DIRECTIVE

     (a)  The obligations of the Euro Paying Agent with respect to any Offshore
          Notes under this agreement are subject to:

          (i)  the provisions of the EU Tax Directive; and

          (ii) the "beneficial owner" (as defined in the EU Tax Directive)
               providing to that Paying Agent such information and documents (if any) required by that Paying Agent in order for it to comply with the EU Tax Directive.

     (b)  The Trustee authorises each Paying Agent to make mandatory disclosures required by the EU Tax Directive to be made to the competent authority of the member state of the European Union of that Paying Agent.

18.14 KNOW YOUR CUSTOMER

     The Trustee and the Manager agree to, and the Offshore Noteholders may be requested to, provide any information and documents reasonably required by a Note Party for it to comply with any "know your customer" or other identification checks or procedures under any law or regulation to the extent that such information is in the possession of, or otherwise available to the Trustee, Manager or the Offshore Noteholders (as the case may be). The Note Party may, to the extent required by law, decline to perform its affected obligations under the Transaction Documents to which it is a party to the extent that such information and documents are not provided.

19.  CHANGES IN PAYING AGENTS AND CALCULATION AGENT

19.1 REMOVAL

     The Trustee (or the Manager with the consent of the Trustee (such consent not to be unreasonably withheld)) may at any time:

     (a)  with the prior written approval of the Note Trustee appoint:

          (i)  additional or alternative Paying Agents; or

          (ii) an alternative Calculation Agent;

     (b)  subject to this clause 19, terminate the appointment of any Paying
          Agent or the Calculation Agent by giving written notice to that effect to each Designated Rating Agency, the Note Trustee, the Calculation
          Agent (if its appointment is to be terminated), the Principal Paying
          Agent and (if different) the Paying Agent whose appointment is to be terminated:

          (i)  with effect immediately on that notice, if any of the following occurs in relation to the Paying Agent or Calculation Agent (as the case may be):

               (A)  an Insolvency Event has occurred in relation to the Paying
                    Agent or Calculation Agent;

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               (B)  the Paying Agent or Calculation Agent has ceased its
                    business;

               (C)  the Paying Agent or Calculation Agent fails to comply with any of its obligations under this agreement and, if capable of remedy, such failure is not remedied within five days
                    after the earlier of (1) the Paying Agent or the Calculation
                    Agent, as the case may be, having become aware of that
                    failure and (2) the receipt by the Paying Agent or the
                    Calculation Agent, as the case may be, of written notice
                    with respect thereto from the Trustee or Manager; or

          (ii) otherwise, with the prior written approval of the Note Trustee
               (which approval must not be unreasonably withheld or delayed)
               with effect not less than 60 days' from that notice, which date shall be not less than 30 days before nor 30 days after any due date for payment of any Offshore Notes.

19.2 RESIGNATION

     Subject to this clause 19, a Paying Agent or the Calculation Agent may resign its appointment under this agreement at any time by giving to the
     Trustee, the Manager, each Designated Rating Agency and (where a Paying
     Agent is resigning and the Paying Agent is not the Principal Paying Agent)
     the Principal Paying Agent not less than 60 days' written notice to that effect, which notice shall expire not less than 30 days before or 30 days after any due date for payment of any Offshore Notes.

19.3 LIMITATION

     Despite clauses 19.1 and 19.2:

     (a)  no resignation by or termination of the appointment of the Principal
          Paying Agent shall take effect until a new Principal Paying Agent approved in writing by the Note Trustee has been appointed on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

     (b)  subject to clause 19.3(a), if any Paying Agent or the Calculation
          Agent resigns in accordance with clause 19.2, but by the day falling
          15 days before the expiry of any notice under clause 19.2 the Trustee or the Manager has not appointed a new Paying Agent or Calculation
          Agent then the relevant Paying Agent or Calculation Agent (as the case may be) may appoint in its place any reputable bank or trust company of good standing approved in writing by the Note Trustee and provided that the appointment is made on terms previously approved in writing by the Note Trustee (in each case, that approval not to be unreasonably withheld or delayed);

     (c)  no resignation by or termination of the appointment of any Paying
          Agent shall take effect if as a result of that resignation or termination there would cease to be a Paying Agent which has a Paying
          Office in the United States of America (in the case of the Class A-1
          Notes) or the United Kingdom (in the case of the Class A-2 Notes);

     (d)  no appointment or termination of the appointment of any Paying Agent or the Calculation Agent (as the case may be) shall take effect unless and until notice has been given to the Offshore Noteholders in accordance with the relevant Conditions; and

     (e)  if:

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          (i)  the EU Tax Directive is in force; and

          (ii) a Paying Agent accepts its appointment (such appointment made in accordance with clause 11(e) of the Note Trust Deed) on the express basis that it will act through an office in a member country of the European Union that is not obliged to withhold or deduct tax pursuant to the EU Tax Directive (the EU TAX DIRECTIVE
               PAYING AGENT),

          no resignation by or termination of the appointment of the EU Tax
          Directive Paying Agent shall take effect unless and until a new EU Tax
          Directive Paying Agent has been appointed; and

     (f)  the appointment of any additional Paying Agent shall be on the terms and subject to the conditions of this agreement and each of the parties to this agreement shall co-operate fully to do all further acts and things and execute any further documents as may be necessary or desirable to give effect to the appointment of the Paying Agent
          (which shall not, except in the case of an appointment under clause
          19.1(a) or a termination under clause 19.1(b)(ii) or a resignation under clause 19.2, be at the cost of the Trustee).

     In addition, the Trustee at the direction of the Manager shall forthwith appoint a Paying Agent with a Paying Office in the United States of America
     (in the case of the Class A-1 Notes), in the United Kingdom (in the case of the Class A-2 Notes), and otherwise in the circumstances described in the relevant Condition 6 (if there is no such Paying Agent at the time) and while such circumstances subsist maintain such a Paying Agent. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given by the Manager on behalf of the Trustee in accordance with the relevant Condition 12.

19.4 DELIVERY OF AMOUNTS

     If the appointment of the Principal Paying Agent terminates, the Principal
     Paying Agent shall, on the date on which that termination takes effect, pay to the successor Principal Paying Agent any amount held by it for payment of principal or interest in respect of any Offshore Note and shall deliver to the successor Principal Paying Agent all records maintained by it pursuant to this agreement and all documents (including any Definitive
     Notes) held by it under this agreement.

19.5 SUCCESSOR TO PAYING AGENTS

     (a)  On the execution by the Trustee, the Manager and any successor Paying
          Agent of an instrument effecting the appointment of that successor
          Paying Agent, that successor Paying Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Paying Agent (or, in the case of a successor Principal Paying Agent, as if originally named as
          Principal Paying Agent) in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Paying Agent is appointed.

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     (b)  Any corporation:

          (i)   into which a Paying Agent is merged;

          (ii)  with which a Paying Agent is consolidated;

          (iii) resulting from any merger or consolidation to which a Paying
                Agent is a party; or

          (iv)  to which a Paying Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become a successor Paying Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to a Paying Agent (or in the case of a successor Principal Paying Agent, to the Principal
          Paying Agent) shall be references to that corporation.

19.6 SUCCESSOR TO CALCULATION AGENT

     (a)  On the execution by the Trustee, the Manager and any successor
          Calculation Agent of an instrument effecting the appointment of that successor Calculation Agent, that successor Calculation Agent shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as
          Calculation Agent in this agreement and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Calculation Agent is appointed.

     (b)  Any corporation:

          (i)   into which the Calculation Agent is merged;

          (ii)  with which the Calculation Agent is consolidated;

          (iii) resulting from any merger or consolidation to which the
                Calculation Agent is a party;

          (iv)  to which the Calculation Agent sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Calculation Agent under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to the
          Calculation Agent shall be references to that corporation.

19.7 SUCCESSOR TO NOTE REGISTRAR

     (a)  On the execution by the Trustee, the Manager and any successor Note
          Registrar of an instrument effecting the appointment of that successor
          Note Registrar, that successor Note

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          Registrar shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of its predecessor with effect as if originally named as Note Registrar in this agreement in respect of the relevant
          Offshore Notes and Note Register and that predecessor, on payment to it of the pro rata proportion of its administration fee and disbursements then unpaid (if any), shall have no further liabilities under this agreement, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Registrar is appointed.

     (b)  Any corporation:

          (i)   into which a Note Registrar is merged;

          (ii)  with which a Note Registrar is consolidated;

          (iii) resulting from any merger or consolidation to which a Note
                Registrar is a party; or

          (iv)  to which a Note Registrar sells or otherwise transfers all or substantially all the assets of its corporate trust business,

          shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the relevant successor Note Registrar under this agreement without the execution or filing of any agreement or document or any further act on the part of the parties to this agreement, unless otherwise required by the Trustee or the Manager, and after that effective date all references in this agreement to that
          Note Registrar shall be references to that corporation.

19.8 NOTICE TO OFFSHORE NOTEHOLDERS

     The Manager on behalf of the Trustee shall, within 14 days of:

     (a)  the termination of the appointment of any Paying Agent, any Note
          Registrar or the Calculation Agent;

     (b)  the appointment of a new Paying Agent, Note Registrar or Calculation
          Agent; or

     (c)  the resignation of any Paying Agent or Calculation Agent,

     give to the Offshore Noteholders notice of the termination, appointment or resignation in accordance with the relevant Condition 12 (in the case of a termination under clause 19.1(b)(i) or 19.2 at the cost of the outgoing
     Paying Agent or the Calculation Agent, as the case may be).

19.9 CHANGE IN PAYING OFFICE OR SPECIFIED OFFICE

     (a)  If any Paying Agent proposes to change its Paying Office or to nominate a further Paying Office (which must be within the same city as its previous Paying Office), it must give to the Trustee, the
          Manager, the Note Trustee, the Offshore Noteholders (which notice, in the case of the Offshore Noteholders, must be given in accordance with
          Condition 12) and, in the case of a change in the Paying Office of a
          Paying Agent other than the Principal Paying Agent, the Principal
          Paying Agent, not less than 30 days' prior written notice of that change, giving the address of the new Paying Office and stating the date on which the change is to take effect.

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     (b)  If the Calculation Agent proposes to change its Specified Office
          (which must be in the United States of America or such other jurisdiction as the Calculation Agent, the Manager and the Trustee
          agree from time to time), or to nominate a further Specified Office, it must give to the Trustee, the Manager, the Offshore Noteholders
          (which notice, in the case of the Offshore Noteholders, must be given in accordance with Condition 12) and the Note Trustee, not less than
          30 days' prior written notice of that change, giving the address of the new Specified Office and stating the date on which the change is to take effect.

     (c)  The Manager, on behalf of the Trustee, must, within 14 days of receipt of a notice under paragraph (a) (unless the appointment is to terminate pursuant to clause 19.1 or 19.2 on or prior to the date of that change) give to the Offshore Noteholders notice in accordance with the relevant Conditions of that change and of the address of the new Paying Office or Specified Office (as the case may be) but the costs of giving that notice shall be borne by the Paying Agent or the
          Calculation Agent (as the case may be) which is changing its Paying
          Office and not by the Trustee or the Manager.

20.  FEES AND EXPENSES

     (a)  The Trustee shall pay to the Principal Paying Agent during the period when any of the Offshore Notes remain outstanding the administration fee separately agreed by the Principal Paying Agent and the Manager
          (on behalf of the Trustee), together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Principal Paying Agent is terminated under this agreement, the Principal Paying Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Principal Paying Agent will not be the Principal Paying
          Agent.

     (b)  The Trustee shall pay to the Calculation Agent during the period when any of the Offshore Notes remain outstanding the fee separately agreed by the Calculation Agent, the Manager and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of the Calculation Agent is terminated under this agreement, the Calculation Agent must refund to the Trustee that proportion of the fee (if any) which relates to the period during which the Calculation Agent will not be the Calculation
          Agent.

     (c)  The Trustee shall pay to each Note Registrar during the period when any of the relevant Offshore Notes remain outstanding the fee separately agreed by that Note Registrar and the Trustee, together with any out-of-pocket expenses properly incurred (including any legal fees and expenses). If the appointment of a Note Registrar is terminated under this agreement, that Note Registrar must refund to the Trustee that proportion of the fee (if any) which relates to the period during which that Note Registrar will not be the relevant Note
          Registrar.

     (d)  Save as provided in paragraphs (a), (b) and (c), or as expressly provided elsewhere in this agreement, neither the Trustee nor the
          Manager shall have any liability in respect of any fees or expenses of the Calculation Agent, Principal Paying Agent, any other Paying Agent or any Note Registrar in connection with this agreement.

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     (e)  The above fees, payments and expenses shall be paid in Euros, US$ or
          A$ (as separately agreed between each of the Trustee, the Manager and the Principal Paying Agent (in the case of the fees, payments and expenses referred to in paragraph (a)), each of the Trustee, the
          Manager and the Calculation Agent (in the case of the fees, payments and expenses referred to in paragraph (b)) and each of the Trustee, the Manager and each Note Registrar (in the case of the fees, payments and expenses referred to in paragraph (c)) and the Trustee shall in addition pay any Value Added Tax and GST which may be applicable. The
          Principal Paying Agent shall arrange for payment of commissions to the other Paying Agents and arrange for the reimbursement of their expenses promptly upon demand, supported by evidence of that expenditure, and provided that payment is made as required by paragraph (a) the Trustee shall not be concerned with or liable in respect of that payment.

21.  WAIVERS, REMEDIES CUMULATIVE

     (a)  No failure to exercise and no delay in exercising any right, power or remedy under this agreement operates as a waiver. Nor does any single or partial exercise of any right, power or remedy preclude any other or further exercise of that or any other right, power or remedy.

     (b)  The rights, powers and remedies provided to a party in this agreement are in addition to, and do not exclude or limit, any right, power or remedy provided by law.

22.  SEVERABILITY OF PROVISIONS

     Any provision of this agreement which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this agreement nor affect the validity or enforceability of that provision in any other jurisdiction.

23.  ASSIGNMENTS

     Subject to the other provisions of this agreement, no party may assign or transfer any of its rights or obligations under this agreement without the prior written consent of the other parties, or if the rating of any
     Offshore Notes would be withdrawn or reduced as a result of the assignment, except for the creation of a charge by the Trustee under the Security Trust
     Deed. A party who assigns or transfers any of its rights or obligations under this agreement must promptly notify each Designated Rating Agency of that assignment or transfer.

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24.  NOTICES

24.1 GENERAL

     All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this agreement:

     (a)  must be in writing;

     (b)  must be signed by an Authorised Signatory of the sender; and

     (c)  subject to paragraph (d), will be taken to be duly given or made:

          (i)  (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause
               24.2 or to any other address which may have been notified by the recipient to the sender under this clause 24; and

          (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 24.2 or any other number notified by the recipient to the sender under this clause 24,

          but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 5.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

     (d)  For the purposes of paragraph (c), all notices, requests, demands, consents, approvals, agreements or other communications to the Note
          Trustee, a Paying Agent, a Note Registrar or the Calculation Agent
          must be given or made by facsimile transmission.

     Any party may by notice to each party change its address, facsimile or telephone number under this clause 24.1.

24.2 DETAILS

     The address, telephone and facsimile of each party at the date of this agreement are as follows:

     THE TRUSTEE

     PERPETUAL TRUSTEES CONSOLIDATED LIMITED

     Level 12 Angel Place
     123 Pitt Street
     Sydney, New South Wales 2000
     Australia

     Tel:         612 9229 9000
     Fax:         612 9221 7870

     Attention:   Manager Securitisation

     THE MANAGER

     CRUSADE MANAGEMENT LIMITED
     4-16 Montgomery Street

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     Kogarah, New South Wales 2217
     Australia

     Tel:         612 9320 5605

     Fax:         612 9320 5785

     Attention:   Chief Manager, Securitisation

     THE PRINCIPAL PAYING AGENT AND US PAYING AGENT

     IN RELATION TO THE CLASS A-1 NOTES, CLASS A-1 NOTEHOLDERS AND CLASS A-1
     NOTE OWNERS:

     DEUTSCHE BANK TRUST COMPANY AMERICAS
     1761 E. St. Andrew Place
     Santa Ana, California, 92705
     USA

     Fax:         + 1 714 656 2626

     Attention:   Trust Administration - ST0701

     EURO PAYING AGENT

     IN RELATION TO THE CLASS A-2 NOTES, CLASS A-2 NOTEHOLDERS AND CLASS A-2
     NOTE OWNERS

     DEUTSCHE BANK AG, LONDON BRANCH
     Winchester House
     1 Great Winchester Street
     London EC 2N 20B
     England UK

     Fax:         + 44 207 547 5919

     Attention:   SFS ABS - ABS Team

     THE CALCULATION AGENT

     DEUTSCHE BANK TRUST COMPANY AMERICAS
     1761 E. St. Andrew Place
     Santa Ana, California, 92705
     USA

     Fax:         + 1 714 656 2626

     Attention:   Trust Administration - ST0701

     THE NOTE TRUSTEE

     DEUTSCHE BANK TRUST COMPANY AMERICAS
     1761 E. St. Andrew Place
     Santa Ana, California, 92705
     USA

     Fax:         + 1 714 656 2626

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     Attention:   Trust Administration - ST0701

     THE CLASS A-1 NOTE REGISTRAR

     DEUTSCHE BANK TRUST COMPANY AMERICAS
     648 Grassmere Park Road
     Nashville, Tennessee 37211-3658
     USA

     Attention:   Transfer Unit - ST0701

     Solely for the purposes of transfer of any Class A-1 Note, the Class A-1
     Note Registrar shall act through its office at 648 Grassmere Park Road,
     Nashville, Tennessee 37211-3658.

     THE CLASS A-2 NOTE REGISTRAR

     DEUTSCHE BANK LUXEMBOURG S.A.
     2 Boulevard Konrad Adenauer
     Luxembourg L-1115

     Fax:         + 00 352 473 136
     Attention:   The Coupon Paying Department

     Solely for the purposes of transfer of any Class A-2 Note, the Class A-2
     Note Registrar shall act through its office at 2 Boulevard Konrad Adenauer,
     Luxembourg L-1115.

24.3 COMMUNICATION THROUGH PRINCIPAL PAYING AGENT

     All communications relating to this agreement between the Trustee or the
     Manager, a Note Registrar and the Calculation Agent and any of the Paying
     Agents or between the Paying Agents themselves shall, save as otherwise provided in this agreement, be made through the Principal Paying Agent.

25.  LIMITED RECOURSE

25.1 GENERAL

     Clause 30 of the Master Trust Deed (as amended by the Supplementary Terms
     Notice) applies to the obligations and liabilities of the Trustee and the
     Manager under this agreement.

25.2 LIABILITY OF TRUSTEE LIMITED TO ITS RIGHT TO INDEMNITY

     (a)  This agreement applies to the Trustee only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction
          Documents provide otherwise). Subject to paragraph (c) below, a liability arising under or in connection with this agreement or the
          Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this agreement and extends to all liabilities and

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          obligations of the Trustee in any way connected with any
          representation, warranty, conduct, omission, agreement or transaction related to this agreement or the Trust.

     (b)  Subject to paragraph (c) below, no person (including any Relevant
          Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee.

     (c)  The provisions of this clause 25.2 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the
          Trustee's fraud, negligence, or Default.

     (d)  It is acknowledged that the Relevant Parties are responsible under this agreement or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this agreement) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

     (e)  In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Offshore Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this agreement or any other
          Transaction Documents has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

     (f)  In this clause, RELEVANT PARTIES means each of the Manager, the
          Servicer, the Custodian, the Calculation Agent, each Paying Agent, the
          Note Trustee, each Note Registrar and the provider of any Support
          Facility.

     (g)  Nothing in this clause limits the obligations expressly imposed on the
          Trustee under the Transaction Documents.

25.3 UNRESTRICTED REMEDIES

     Nothing in clause 25.2 or 25.4 limits a Paying Agent or the Calculation
     Agent in:

     (a)  obtaining an injunction or other order to restrain any breach of this agreement by any party;

     (b)  obtaining declaratory relief; or

     (c)  in relation to its rights under the Security Trust Deed.

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25.4 RESTRICTED REMEDIES

     Except as provided in clauses 25.3 and 25.2(c) neither any Paying Agent nor the Calculation Agent shall:

     (a)  (JUDGMENT) obtain a judgment for the payment of money or damages by the Trustee;

     (b)  (STATUTORY DEMAND) issue any demand under section 459E(1) of the
          Corporations Act 2001 (Cth) (or any analogous provision under any other law) against the Trustee;

     (c)  (WINDING UP) apply for the winding up or dissolution of the Trustee;

     (d)  (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

     (e)  (COURT APPOINTED RECEIVER) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

     (f)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

     (g)  (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to the Trustee,

     or take proceedings for any of the above and each Paying Agent and the
     Calculation Agent waives its rights to make those applications and take those proceedings.

26.  COUNTERPARTS

     This agreement may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

27.  GOVERNING LAW

     This agreement is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of the courts exercising jurisdiction there.

28.  SUCCESSOR TRUSTEE

     Each Paying Agent and the Calculation Agent shall do all things reasonably necessary to enable any successor Trustee appointed under clause 20 of the
     Master Trust Deed to become the Trustee under this agreement.

29.  COMPLIANCE WITH REGULATION AB: OTHER "SERVICING FUNCTION PARTICIPANTS"

29.1 INTENT OF THE PARTIES, REASONABLENESS

     The Principal Paying Agent, the Class A-1 Note Registrar and the
     Calculation Agent (for purposes of this clause 29, each a SERVICING
     FUNCTION PARTICIPANT) and the Manager acknowledge and agree that the purpose of this clause 29 is to facilitate compliance by the Manager with the provisions of Regulation AB and related rules and regulations of the
     Commission.

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     The Manager shall not exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange
     Act and the rules and regulations of the Commission thereunder. Each
     Servicing Function Participant acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the
     Manager in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. Each Servicing
     Function Participant shall cooperate fully with the Manager to deliver to the Manager (including any of its assignees or designees) any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Manager to permit the
     Manager to comply with the provisions of Regulation AB, together with such disclosures relating to each Servicing Function Participant, any
     Subservicer and the Purchased Receivables, or the servicing of the
     Purchased Receivables, reasonably believed by the Manager to be necessary in order to effect such compliance.

     The Manager (including any of its assignees or designees) shall cooperate with each Servicing Function Participant by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Manager's reasonable judgment, to comply with Regulation AB.

29.2 ADDITIONAL REPRESENTATIONS AND WARRANTIES OF EACH SERVICING FUNCTION
     PARTICIPANT

     (a)  Each Servicing Function Participant shall be deemed to represent to the Manager, as of the date on which information is first provided to the Manager under clause 29.3 that, except as disclosed in writing to the Manager prior to such date:

          (i)   it is not aware and has not received notice that any default, early amortisation or other performance triggering event has occurred as to any other securitisation due to any act or
                failure to act of such Servicing Function Participant;

          (ii)  it has not been terminated as calculation agent, note registrar, paying agent or similar role, as applicable, in a residential housing loan securitisation due to its default or the
                application of a performance test or a triggering event;

          (iii) no material noncompliance with the applicable servicing criteria with respect to other securitisations of residential housing loans involving such Servicing Function Participant has been disclosed or reported by such Servicing Function Participant;

          (iv)  no material changes to such Servicing Function Participant's policies or procedures with respect to the servicing function it will perform under the Transaction Documents for housing loans of a type similar to the Purchased Receivables have occurred during the three-year period immediately preceding the Closing
                Date;

          (v)   there are no aspects of such Servicing Function Participant's financial condition that could have a material adverse effect on the performance by such Servicing Function Participant of its obligations under this Agency Agreement or any other Transaction
                Document;

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          (vi)  there are no material legal or governmental proceedings pending
                (or known to be contemplated) against such Servicing Function
                Participant or any Subservicer; and

          (vii) there are no affiliations, relationships or transactions relating to such Servicing Function Participant or any
                Subservicer with respect to the transactions contemplated by this Agency Agreement or any other Transaction Document and any party thereto identified by the Manager of a type described in
                Item 1119 of Regulation AB.

     (b)  If so requested by the Manager on any date following the date on which information is first provided to the Manager under clause 29.3, each
          Servicing Function Participant shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this clause 29.2 or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

29.3 INFORMATION TO BE PROVIDED BY EACH SERVICING FUNCTION PARTICIPANT

     (a)  Each Servicing Function Participant shall:

          (i)  within five Business Days following request by the Manager, provide to the Manager (or cause each Subservicer, if any, to provide), in writing and in form and substance reasonably
               satisfactory to the Manager, the information and materials specified in clause 29.2 and this clause 29.3, and

          (ii) as promptly as practicable following notice to or discovery by such Servicing Function Participant, provide to the Manager (in writing and in form and substance reasonably satisfactory to the
               Manager) the information specified in paragraph (d) of this clause 29.3.

     (b)  If so requested by the Manager, each Servicing Function Participant shall provide such information regarding:

          (i)  itself; and

          (ii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1117 and 1119 of Regulation
               AB. Such information shall include, at a minimum:

               (A)  a description of any material legal or governmental
                    proceedings pending (or known to be contemplated) against
                    such Servicing Function Participant and any Subservicer; and

               (B)  a description of any affiliation or relationship between such Servicing Function Participant, any Subservicer and any of the following parties to this transaction, as such
                    parties are identified to such Servicing Function
                    Participant by the Manager in writing in advance of this
                    transaction:

                    (1)  the sponsor;

                    (2)  the depositor;

                    (3)  the issuing entity;

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                    (4)  any servicer;

                    (5)  any trustee;

                    (6)  any originator;

                    (7)  any significant obligor;

                    (8)  any enhancement or support provider; and

                    (9)  any other material transaction party.

     (c)  If so requested by the Manager for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, each Servicing Function Participant shall
          (or shall cause each Subservicer, if any, to) (i) notify the Manager in writing of (A) any material litigation or governmental proceedings pending against such Servicing Function Participant or any Subservicer and (B) any affiliations or relationships that develop following the
          Closing Date between such Servicing Function Participant or any
          Subservicer, if any, and any of the parties specified in sub paragraph
          (ii)(B) of this clause 29.3 (and any other parties identified in writing by the requesting party) with respect to the issuance of the
          Notes, and (ii) provide to the Manager a description of such proceedings, affiliations or relationships.

     (d)  As a condition to the succession to a Servicing Function Participant or any Subservicer, if any, as servicer or subservicer under this
          Agency Agreement or any other Transaction Document by any person:

          (i)  into which such Servicing Function Participant or such
               Subservicer, if any, may be merged or consolidated; or

          (ii) which may be appointed as a successor to such Servicing Function
               Participant or, if applicable, any Subservicer, such Servicing
               Function Participant shall provide to the Manager, at least 15 calendar days prior to the effective date of such succession or appointment:

               (A)  written notice to the Manager of such succession or
                    appointment; and

               (B)  in writing and in form and substance reasonably satisfactory to the Manager, all information reasonably requested by the
                    Manager in order to comply with its reporting obligation
                    under Item 6.02 of Form 8-K with respect to any class of
                    asset-backed securities.

     (e)  In addition to such information as each Servicing Function Participant is obligated to provide pursuant to other provisions of this Agency
          Agreement and any other Transaction Document, if so requested by the
          Manager, each Servicing Function Participant shall provide such information regarding the performance or servicing of the Purchased
          Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.
          Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Trustee (or the
          Manager on its behalf) pursuant to clause 11(m)(i) of the Note Trust
          Deed, commencing with the first such report due not less than ten
          Business Days following such request.

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29.4 REPORT ON ASSESSMENT OF COMPLIANCE AND ATTESTATION

     (a)  On or before 1 December of each calendar year, commencing in 2007, each Servicing Function Participant shall:

          (i)  deliver to the Manager a report (in form and substance reasonably satisfactory to the Manager) regarding such Servicing Function
               Participant's assessment of compliance with the Servicing
               Criteria during the immediately preceding financial year ended 30
               September as required under Rules 13a-18 and 15d-18 of the
               Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Manager and signed by an authorised officer of such Servicing Function Participant, and shall address each of the Servicing Criteria specified on a certification substantially in the form of schedule 1 to this Agency Agreement delivered to the Manager concurrently with the execution of this Agency
               Agreement;

          (ii) deliver to the Manager a report of a registered public accounting firm reasonably acceptable to the Manager that attests to, and reports on, the assessment of compliance made by such Servicing
               Function Participant and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules
               1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act; and

          (iii) cause each Subservicer, if any, and each Subcontractor, if any, determined by such Servicing Function Participant pursuant to clause 29.6(b) to be "participating in the servicing function"
               within the meaning of Item 1122 of Regulation AB, to deliver to the Manager an assessment of compliance and accountants'
               attestation as and when provided in paragraphs (a) and (b) of this clause 29.4.

     (b)  Each assessment of compliance provided by a Subservicer, if any, pursuant to this clause 29.4 shall address each of the Servicing
          Criteria specified on a certification substantially in the form of schedule 1 to this Agency Agreement, delivered to the Manager concurrently with the execution of this Agency Agreement or, in the case of a Subservicer, if any, subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to clause 29.4(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the relevant Servicing Function Participant pursuant to clause 29.5.

29.5 USE OF SUBSERVICERS AND SUBCONTRACTORS

     Each Servicing Function Participant shall not hire or otherwise utilise the services of any Subservicer to fulfil any of the obligations of such
     Servicing Function Participant under this Agency Agreement or any other
     Transaction Document unless such Servicing Function Participant complies with the provisions of paragraph (a) of this clause 29.5. Each Servicing
     Function Participant shall not hire or otherwise utilise the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilise the services of any Subcontractor, to fulfil any of the obligations of such Servicing Function Participant under this Agency
     Agreement or any other Transaction Document unless such Servicing Function
     Participant complies with the provisions of paragraph (b) of this clause
     29.5.

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     (a)  It shall not be necessary for a Servicing Function Participant to seek the consent of the Manager to the utilisation of any Subservicer. Each
          Servicing Function Participant shall cause any Subservicer used by it
          (or by any Subservicer) for the benefit of the Manager to comply with the provisions of this clause 29.5 and with clauses 29.2, 29.4 and
          29.6 of this Agency Agreement to the same extent as if such
          Subservicer were such Servicing Function Participant, and to provide the information required with respect to such Subservicer under clause
          29.3(c) of this Agency Agreement. Each Servicing Function Participant shall be responsible for obtaining from each Subservicer and delivering to the Manager any assessment of compliance and attestation required to be delivered by such Subservicer under clause 29.4 and any certification required to be delivered to the person that will be responsible for signing the Sarbanes Certification under clause 18.5 as and when required to be delivered.

     (b)  It shall not be necessary for each Servicing Function Participant to seek the consent of the Manager to the utilisation of any
          Subcontractor. Each Servicing Function Participant shall promptly upon request provide to the Manager (or any designee of the Manager, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Manager) of the role and function of each Subcontractor utilised by such Servicing Function Participant or any Subservicer, specifying (i) the identity of each such
          Subcontractor, (ii) which (if any) of such Subcontractors are
          "participating in the servicing function" within the meaning of Item
          1122 of Regulation AB, and (iii) which elements of the Servicing
          Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilisation of any Subcontractor determined to be
     "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, each Servicing Function Participant shall cause any such
     Subcontractor used by such Servicing Function Participant (or by any
     Subservicer) for the benefit of the Manager to comply with the provisions of clauses 29.4 and 29.6 of this Agency Agreement to the same extent as if such Subcontractor were such Servicing Function Participant. Each Servicing
     Function Participant shall be responsible for obtaining from each
     Subcontractor and delivering to the Manager any assessment of compliance and attestation required to be delivered by such Subcontractor under clause
     29.4, in each case as and when required to be delivered.

29.6 INDEMNIFICATION; REMEDIES

     (a)  Each Servicing Function Participant shall indemnify the Manager, each affiliate of the Manager, and each of the following parties participating in transactions contemplated by this Agency Agreement:
          each sponsor and issuing entity; each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to transactions contemplated by this
          Agency Agreement, or for execution of a certification pursuant to Rule
          13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such transactions; each broker dealer acting as underwriter, placement agent or initial purchaser, each person who controls any of such parties or the Depositor (within the meaning of Section 15 of the
          Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any

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          losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)  (A)  any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, accountants' letter or other material provided in written or electronic form under this clause 29 by or on behalf of such
                    Servicing Function Participant, or provided under this
                    clause 29 by or on behalf of any Subservicer or
                    Subcontractor (collectively, the Servicing Function
                    Participant Information); or

               (B)  the omission or alleged omission to state in the Servicing
                    Function Participant Information a material fact required to be stated in the Servicing Function Participant Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause
                    (B) of this paragraph shall be construed solely by reference to the Servicing Function Participant Information and not to
                    any other information communicated in connection with a sale or purchase of securities, without regard to whether the
                    Servicing Function Participant Information or any portion
                    thereof is presented together with or separately from such other information;

          (ii)  any failure by such Servicing Function Participant, any
                Subservicer or any Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under this clause 29, including any failure by such Servicing Function Participant to identify pursuant to clause 29.5(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by such Servicing Function Participant of a representation or warranty set forth in clause 29.2(a) or in a writing furnished pursuant to clause 29.2(b) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by such
                Servicing Function Participant of a representation or warranty in a writing furnished pursuant to clause 29.2(b) to the extent made as of a date subsequent to the Closing Date.

          In the case of any failure of performance described in sub-paragraph
          (a)(ii) of this clause 29.6, the relevant Servicing Function
          Participant shall promptly reimburse the Manager, and each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to the transactions contemplated by the Agency Agreement, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the
          Exchange Act with respect to such transactions, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by such Servicing Function
          Participant, any Subservicer or any Subcontractor.

     (b)  (i)  Any failure by a Servicing Function Participant, any Subservicer or any Subcontractor to deliver any information, report,
               certification, accountants' letter

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                or other material when and as required under this clause 29, or any breach by a Servicing Function Participant of a
                representation or warranty set forth in clause 29.2(b) or in a writing furnished pursuant to clause 29.2(b) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by a Servicing
                Function Participant of a representation or warranty in a
                writing furnished pursuant to clause 29.2(b) to the extent made as of a date subsequent to the Closing Date, shall, except as provided in sub-paragraph (a), immediately and automatically, without notice or grace period, constitute a breach under this
                Agency Agreement and any other applicable Transaction Document, and shall entitle the Manager, in its sole discretion to
                terminate the rights and obligations of such Servicing Function
                Participant under this Agency Agreement and/or any other
                applicable Transaction Document without payment (notwithstanding anything in this Agency Agreement or any other applicable
                Transaction Document to the contrary) of any compensation to such Servicing Function Participant; provided that to the extent that any provision of this Agency Agreement and/or any other applicable Transaction Document expressly provides for the survival of certain rights or obligations following termination of such Servicing Function Participant, such provision shall be given effect.

          (ii)  Any failure by a Servicing Function Participant, any Subservicer or any Subcontractor to deliver any information, report,
                certification or accountants' letter when and as required under clause 29.4, including (except as provided below) any failure by a Servicing Function Participant to identify pursuant to clause
                29.5(b) any Subcontractor "participating in the servicing
                function" within the meaning of Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants'
                letter was required to be delivered shall constitute a breach with respect to such Servicing Function Participant under this
                Agency Agreement and any other applicable Transaction Document, and shall entitle the Manager, in its sole discretion to
                terminate the rights and obligations of such Servicing Function
                Participant, under this Agency Agreement and/or any other
                applicable Transaction Document without payment (notwithstanding anything in any of the foregoing documents to the contrary) of any compensation to such Servicing Function Participant;
                provided that to the extent that any provision of any of the foregoing documents expressly provides for the survival of certain rights or obligations following termination of such
                Servicing Function Participant, such provision shall be given effect.

                The Manager shall not be entitled to terminate the rights and obligations of a Servicing Function Participant pursuant to this sub-paragraph (b)(ii) if a failure of such Servicing Function
                Participant to identify a Subcontractor, if any, "participating in the servicing function" within the meaning of Item 1122 of
                Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to housing loans other than the Purchased Receivables.

          (iii) Each Servicing Function Participant shall promptly reimburse the
                Manager (or any designee of the Manager) for all reasonable expenses incurred by the Manager (or

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               such designee), as such are incurred, in connection with the termination of such Servicing Function Participant, and the transfer of servicing of the Purchased Receivables to a successor
               Servicing Function Participant. The provisions of this paragraph shall not limit whatever rights the Manager may have under other provisions of this Agency Agreement and/or any other applicable
               Transaction Document or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

30.  ANTI-MONEY LAUNDERING

     (a)  Subject to paragraph (b), each party (the PROVIDER) must, on the request of any other party (the RECIPIENT), provide the Recipient with any information or document in the Provider's possession or otherwise readily available to the Provider, where such information or document is required by the Recipient to comply with any applicable anti-money laundering or counter-terrorism financing laws including any such laws requiring the Recipient to carry out "know your customer" or other identification checks or procedures (RELEVANT LAWS).

     (b)  The Provider's obligations under paragraph (a) are subject to any confidentiality, privacy or other obligations imposed by law on the
          Provider in relation to the requested information or document, except to the extent overridden by the Relevant Laws.

     (c)  Each party must comply with any Relevant Laws applicable to it, to the extent required to comply with its obligations under the Transaction
          Documents. Any party may decline to perform any obligation under the
          Transaction Documents to the extent it forms the view, in its reasonable opinion, that notwithstanding that it has taken all action to comply with any applicable Relevant Laws, it is required by
          Relevant Laws to decline to perform any such obligation.

     (d)  To the maximum extent permitted by law, each party and each Mortgagee
          (as defined in the Security Trust Deed) releases, to the extent that it is able, each other party from any confidentiality, privacy or general law obligations that such other party would otherwise owe and which would otherwise prevent such other party from providing any information or documents requested in accordance with this clause or any similar clause in any other Transaction Document, to the extent necessary to allow such other party to provide such information or documents and solely for the purpose of providing such information or documents.

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EXECUTED as an agreement.

Each attorney executing this agreement states that he or she has no notice of revocation or suspension of his or her power of attorney.

TRUSTEE

SIGNED for PERPETUAL TRUSTEES CONSOLIDATED
LIMITED by its attorney
under power of attorney in the
presence of:

/s/ James Clifford                      /s/ Andrea Ruver
-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

James Clifford                          Andrea Ruver
Print Name                              Print Name

MANAGER

SIGNED for CRUSADE MANAGEMENT LIMITED
by its attorney under power of
attorney in the presence of:

/s/ James Clifford                      /s/ Andrew Jinks
-------------------------------------   ----------------------------------------
Witness Signature                       Attorney Signature

James Clifford                          Andrew Jinks
Print Name                              Print Name

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PRINCIPAL PAYING AGENT AND US PAYING AGENT

SIGNED on behalf of DEUTSCHE BANK TRUST
COMPANY AMERICAS in the presence of:

/s/ Barbara Campbell
---------------------------------------
Authorised Signatory

Barbara Campbell (Vice President)
Print Name

EURO PAYING AGENT

SIGNED on behalf of DEUTSCHE BANK AG,
LONDON BRANCH in the presence of:

/s/ Rafe Morton -- /s/ Jarren Levene
---------------------------------------
Authorised Signatory

Rafe Morton -- Jarren Levene
Print Name

NOTE TRUSTEE

SIGNED on behalf of DEUTSCHE BANK TRUST
COMPANY AMERICAS in the presence of:

/s/ Barbara Campbell
---------------------------------------
Authorised Signatory

Barbara Campbell (Vice President)
Print Name

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CALCULATION AGENT

SIGNED on behalf of DEUTSCHE BANK TRUST
COMPANY AMERICAS in the presence of:

/s/ Barbara Campbell
---------------------------------------
Authorised Signatory

Barbara Campbell (Vice President)
Print Name

CLASS A-1 NOTE REGISTRAR

SIGNED on behalf of DEUTSCHE BANK TRUST
COMPANY AMERICAS in the presence of:

/s/ Barbara Campbell
---------------------------------------
Authorised Signatory

Barbara Campbell (Vice President)
Print Name

CLASS A-2 NOTE REGISTRAR

SIGNED on behalf of DEUTSCHE BANK
LUXEMBOURG S.A. in the presence of:

/s/ Rafe Morton -- /s/ Jarren Levene
-------------------------------------
Authorised Signatory

Rafe Morton -- Jarren Levene
Print Name

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SCHEDULE 1

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [St.George Bank Limited]
[Perpetual Trustees Consolidated Limited] [Crusade Management Limited] [Deutsche
Bank Trust Company Americas (in its various capacities] [St.George Custodial Pty
Limited] [Currency Swap Provider] [Name of Subservicer] [Name of Subcontractor]
[Name of any Other Party Responsible For Servicing Function] shall address, at a minimum, the criteria identified below as "Applicable Servicing Criteria":

                                                                      APPLICABLE
                                                                      SERVICING
                                  SERVICING CRITERIA                   CRITERIA
--------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------
                           GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)     Policies and procedures are instituted to monitor
                  any performance or other triggers and events of
                  default in accordance with the transaction
                  agreements.

1122(d)(1)(ii)    If any material servicing activities are
                  outsourced to third parties, policies and
                  procedures are instituted to monitor the third
                  party's performance and compliance with such
                  servicing activities.

1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets
                  are maintained.

1122(d)(1)(iv)    A fidelity bond and errors and omissions policy
                  is in effect on the party participating in the
                  servicing function throughout the reporting
                  period in the amount of coverage required by and
                  otherwise in accordance with the terms of the
                  transaction agreements.

                          CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)     Payments on pool assets are deposited into the
                  appropriate custodial bank accounts and related
                  bank clearing accounts no more than two business
                  days following receipt, or such other number of
                  days specified in the transaction agreements.

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                                                                      APPLICABLE
                                                                      SERVICING
                                   SERVICING CRITERIA                  CRITERIA
--------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of
                  an obligor or to an investor are made only by
                  authorized personnel.

1122(d)(2)(iii)   Advances of funds or guarantees regarding
                  collections, cash flows or distributions, and any
                  interest or other fees charged for such advances,
                  are made, reviewed and approved as specified in
                  the transaction agreements.

1122(d)(2)(iv)    The related accounts for the transaction, such as
                  cash reserve accounts or accounts established as
                  a form of overcollateralization, are separately
                  maintained (e.g., with respect to commingling of
                  cash) as set forth in the transaction agreements.

1122(d)(2)(v)     Each custodial account is maintained at a
                  federally insured depository institution as set
                  forth in the transaction agreements. For purposes
                  of this criterion, "federally insured depository
                  institution" with respect to a foreign financial
                  institution means a foreign financial institution
                  that meets the requirements of Rule 13k-1(b)(1)
                  of the Securities Exchange Act.

1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.

1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis
                  for all asset-backed securities related bank
                  accounts, including custodial accounts and
                  related bank clearing accounts. These
                  reconciliations (A) mathematically accurate; (B)
                  prepared within 30 calendar days after the bank
                  statement cutoff date, or such other number of
                  days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the
                  person who prepared the reconciliation; and (D)
                  contain explanations for reconciling items. These
                  reconciling items are resolved within 90 calendar
                  days of their original identification, or such
                  other number of days specified in the transaction
                  agreements.

                           INVESTOR REMITTANCES AND REPORTING

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                                                                      APPLICABLE
                                                                      SERVICING
                                   SERVICING CRITERIA                  CRITERIA
--------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------
1122(d)(3)(i)     Reports to investors, including those to be filed
                  with the Commission, are maintained in accordance
                  with the transaction agreements and applicable
                  Commission requirements. Specifically, such
                  reports (A) are prepared in accordance with
                  timeframes and other terms set forth in the
                  transaction agreements; (B) provide information
                  calculated in accordance with the terms specified
                  in the transaction agreements; (C) are filed with
                  the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid
                  principal balance and number of pool assets
                  serviced by the servicer.

1122(d)(3)(ii)    Amounts due to investors are allocated and
                  remitted in accordance with timeframes,
                  distribution priority and other terms set forth
                  in the transaction agreements.

1122(d)(3)(iii)   Disbursements made to an investor are posted
                  within two business days to the servicer's
                  investor records, or such other number of days
                  specified in the transaction agreements.

1122(d)(3)(iv)    Amounts remitted to investors per the investor
                  reports agree with cancelled checks, or other
                  form of payment, or custodial bank statements.

                              POOL ASSET ADMINISTRATION

1122(d)(4)(i)     Collateral or security on pool assets is
                  maintained as required by the transaction
                  agreements or related asset pool documents.

1122(d)(4)(ii)    Pool assets and related documents are safeguarded
                  as required by the transaction agreements.

1122(d)(4)(iii)   Any additions, removals or substitutions to the
                  asset pool are made, reviewed and approved in
                  accordance with any conditions or requirements in
                  the transaction agreements.

1122(d)(4)(iv)    Payments on pool assets, including any payoffs,
                  made in accordance with the related pool asset
                  documents are posted to the servicer's obligor
                  records maintained no more than two business

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                                                                      APPLICABLE
                                                                      SERVICING
                                   SERVICING CRITERIA                  CRITERIA
--------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------
                  days after receipt, or such other number of days
                  specified in the transaction agreements, and
                  allocated to principal, interest or other items
                  (e.g., escrow) in accordance with the related
                  pool asset documents.

1122(d)(4)(v)     The servicer's records regarding the pool assets
                  agree with the servicer's records with respect to
                  an obligor's unpaid principal balance.

1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.

1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g.,
                  forbearance plans, modifications and deeds in
                  lieu of foreclosure, foreclosures and
                  repossessions, as applicable) are initiated,
                  conducted and concluded in accordance with the
                  timeframes or other requirements established by
                  the transaction agreements.

1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is
                  delinquent in accordance with the transaction
                  agreements. Such records are maintained on at
                  least a monthly basis, or such other period
                  specified in the transaction agreements, and
                  describe the entity's activities in monitoring
                  delinquent pool assets including, for example,
                  phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed
                  temporary (e.g., illness or unemployment).

1122(d)(4)(ix)    Adjustments to interest rates or rates of return
                  for pool assets with variable rates are computed
                  based on the related pool asset documents.

1122(d)(4)(x)     Regarding any funds held in trust for an obligor
                  (such as escrow accounts): (A) such funds are
                  analyzed, in accordance with the obligor's pool
                  asset documents, on at least an annual basis, or
                  such other period specified in the transaction
                  agreements; (B) interest on such funds is paid,
                  or credited, to obligors in accordance with
                  applicable pool asset documents and state laws;
                  and (C) such funds

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                                                                      APPLICABLE
                                                                      SERVICING
                                   SERVICING CRITERIA                  CRITERIA
--------------------------------------------------------------------------------
   REFERENCE                          CRITERIA
--------------------------------------------------------------------------------
                  are returned to the obligor within 30 calendar
                  days of full repayment of the related pool assets
                  or such other number of days specified in the
                  transaction agreements.

1122(d)(4)(xi)    Payments made on behalf of an obligor (such as
                  tax or insurance payments) are made on or before
                  the related penalty or expiration dates, as
                  indicated on the appropriate bills or notices for
                  such payments, provided that such support has
                  been received by the servicer at least 30
                  calendar days prior to these dates, or such other
                  number of days specified in the transaction
                  agreements.

1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are
                  paid from the servicer's funds and not charged to
                  the obligor, unless the late payment was due to
                  the obligor's error or omission.

1122(d)(4)(xiii)  Disbursements made on behalf of an obligor are posted within two business days to the obligor's
                  records maintained by the servicer, or such other
                  number of days specified in the transaction
                  agreements.

1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectable
                  accounts are recognized and recorded in
                  accordance with the transaction agreements.

1122(d)(4)(xv)    Any external enhancement or other support,
                  identified in Item 1114(a)(1) through (3) or Item
                  1115 of Regulation AB, is maintained as set forth
                  in the transaction agreements.

   [SERVICER]

Date:

By:

Name:

                     FORM OF 10-K CERTIFICATION

[*] (the ASSERTING PARTY) is responsible for assessing compliance as of September 30, 200[*] and for the period from March 15, 2007
(the date of issuance of the Crusade Global Trust No. 1 of 2007 transaction subject to the requirements of Regulation AB) through
September 30, 20[*] (the REPORTING PERIOD) with the servicing criteria set forth in Section 229.1122(d) of the Code of Federal
Regulations (the CFR), except for criteria 229.1122(d) [insert section numbers in 229.1122(d) that are not applicable to the
Asserting Party] in

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the CFR, which the Asserting Party has concluded are not applicable to the servicing activities it performs with respect to the
asset-backed securities transactions covered by this report (the
APPLICABLE SERVICING CRITERIA). The transactions covered by this report include asset-backed securities transactions for which the
Asserting Party served as [*] that are backed by the same asset type backing the class of asset-backed securities of the Crusade
Global Trust No. 1 of 2007 (including the Crusade Global Trust No.
1 of 2007 asset-backed securities transaction), that were completed on or after January 1, 2006 by Crusade Management Limited as depositor and that were registered with the SEC pursuant to the
Securities Act of 1933 (the PLATFORM).

The Asserting Party has assessed its compliance with the Applicable
Servicing Criteria as of September 30, 20[*] and for the Reporting
Period and has concluded that the Asserting Party has complied, in all material respects, with the Applicable Servicing Criteria with respect to the Platform taken as a whole.

[*], an independent registered public accounting firm, has issued an attestation report on the assessment of compliance with the
Applicable Servicing Criteria as of September 30, 200[*] and for
the Reporting Period as set forth in this assessment.

   [NAME OF ASSERTING PARTY]

Date:

By:

Name:

Title:

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